Exhibit (c)(4)


CONFIDENTIAL



Presentation regarding:

PROJECT SPIRIT


UPDATED VALUATION ANALYSIS



January 27, 2000

                                                                  PROJECT SPIRIT


TABLE OF CONTENTS


      1    EQUITY MARKET REACTION AND UPDATE

      2    C CO. VALUATION ANALYSIS

      3    ADDITIONAL VALUATION CONSIDERATIONS

           APPENDIX
           A.   Projected Financial Statements
           B.   Public Comparable Asset Management Companies
           C.   Public Comparable Mortgage Companies
           D.   Weighted Average Cost of Capital and Trading History

                                                                  PROJECT SPIRIT

1     EQUITY MARKET REACTION AND UPDATE

                                                                  PROJECT SPIRIT


C CO. RELATIVE PRICE PERFORMANCE


PRICE PERFORMANCE

DAILY DATA:  JANUARY 1, 1999 THROUGH JANUARY 25, 2000


                                  [GRAPHIC OMITTED]


(a)   07/29/99: A Co. announces a loss of $179 million.

(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.

(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.

(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.

(e) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.



C CO.'S STOCK PRICE UNDER-PERFORMED ITS PEERS IN 1999, IN LARGE PART DUE TO UNCERTAINTY AROUND THE PARENT SITUATION BEGINNING IN THE THIRD QUARTER.

                                                                  PROJECT SPIRIT


C CO. TRADING HISTORY


PRICE PERFORMANCE

DAILY DATA:  JULY 29, 1999 THROUGH JANUARY 25, 2000


                                  [GRAPHIC OMITTED]


(a)   07/29/99: A Co. announces a loss of $179 million.

(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.

(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.

(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.

(e) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


ALTHOUGH THE PARENT'S SITUATION WAS SUCCESSFULLY RESOLVED IN AUGUST, C CO.'S STOCK PRICE HAS NOT YET RECOVERED TO PRE-ANNOUNCEMENT LEVELS.

                                                                  PROJECT SPIRIT


C CO. TRADING HISTORY


PRICE PERFORMANCE

DAILY DATA:  JANUARY 1, 2000 THROUGH JANUARY 25, 2000


                                  [GRAPHIC OMITTED]


(a) 01/18/00: M Co. offers to purchase outstanding C Co. shares for $10.50 per share.


C CO.'S STOCK PRICE WAS AT $9.5625 PER SHARE WHEN THE $10.50 PER SHARE OFFER WAS ANNOUNCED.

                                                                  PROJECT SPIRIT


C CO. RELATIVE PRICE/EARNINGS PERFORMANCE


PRICE/EARNINGS PERFORMANCE

DAILY DATA:  JANUARY 1, 1999 THROUGH JANUARY 25, 2000


                                  [GRAPHIC OMITTED]


(a)   07/29/99: A Co. announces a loss of $179 million.

(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.

(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.

(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.

(e) 01/18/00: M Co. offers to acquire outstanding C Co. shares for $10.50 per share.

Source: IBES consensus estimates, C Co. Earnings Estimates, Salomon Smith
Barney.



ALTHOUGH C CO.'S P/E CLOSELY TRACKED THE PEER INDEX THROUGH AUGUST, C CO.'S P/E CURRENTLY REPRESENTS A 30% DISCOUNT TO THE PEER INDEX.

                                                                  PROJECT SPIRIT


C CO. EARNINGS ESTIMATES


FIRST CALL ESTIMATES FOR THE ROLLING 12 MONTHS FORWARD


                               [GRAPHIC OMITTED]


(a)   07/29/99: A Co. announces a loss of $179 million.

(b) 08/09/99: Parent is downgraded by Moody's from A3 to Ba1 and then to B1 on 8/12/99.

(c)   08/26/99: M Co. acquires Parent for $1.2 billion in cash.

(d) 10/07/99: C Co. warns that 3rd quarter earnings may be up to 43% below consensus estimates.

(e) 01/18/00: M Co. offers to acquire outstanding C Co. shares for $10.50 per share.


Source: First Call consensus estimates.



C CO.'S MEDIAN 2000 EARNINGS ESTIMATE OF $1.10 HAS DECLINED APPROXIMATELY 20% FROM ITS JULY HIGH OF $1.35.

                                                                  PROJECT SPIRIT


C CO. RESEARCH COVERAGE


CURRENT IBES RESEARCH COVERAGE


                                                                   2000E
                                                           ---------------------          Last
          Firm                         Opinion             Current      Previous      Estimate Date
          ----                         -------             -------      --------      -------------
A.G. Edwards                       Maintain Position       $ 1.10        $ 1.10        12/20/99

Donaldson Lufkin & Jenrette        Market Perform            1.10          1.10        10/13/99

Putnam, Lovell, de Guardiola       Hold                      1.15          1.15          9/2/99

--------------------------------------------------------------------------------------------------
Median                                                     $ 1.10        $ 1.10
--------------------------------------------------------------------------------------------------
IBES Mean Estimates                                        $ 1.12        $ 1.12
--------------------------------------------------------------------------------------------------
Management Estimates                                       $ 1.06        $ 1.06
--------------------------------------------------------------------------------------------------


Source:  Bloomberg.

                                                                  PROJECT SPIRIT


INVESTOR COMMUNITY REACTION TO RECENT EVENTS


PRICE/EARNINGS IMPACT

                                                       DAY PRIOR TO       DAY PRIOR TO
                                                           PARENT            M CO.
                                                        ANNOUNCEMENT      ANNOUNCEMENT
                                                          (8/9/99)          (1/14/00)
                                                          --------          ---------
Share Price                                                $16.13            $ 9.56

2000E EPS (a)                                                1.41              1.06

Price / 2000E EPS for C Co.                                  11.5 x             9.0 x


Price / 2000E EPS for Unaffiliated AUM (b)                   11.5 x            11.5 x
   Unaffiliated EPS (c)                                    $ 1.20            $ 0.89
                                                           ------            ------
   Contribution                                            $13.81            $10.18

Price / 2000E EPS for Affiliated AUM                         11.5 x            (3.7) x
   Affiliated EPS (c)                                      $ 0.20            $ 0.17
                                                           ------            ------
   Contribution                                            $ 2.32            ($0.62)

                                                           ------            ------
TOTAL                                                      $16.13            $ 9.56
                                                           ------            ------


Source:  Company documents


(a) Reflects IBES estimates as of August 9, 1999, and current management estimates.

(b) Assumes that the market's valuation of the earnings from the unaffiliated AUM is unchanged at 11.5x.

(c) Reflects annualized weighted-average profitability for the six months ended June 30, 1999, and current management estimates.


PRIOR TO THE OFFER, THE MARKET HAD BEEN APPLYING VERY LITTLE VALUE TO C CO.'S AFFILIATED BUSINESSES.

                                                                  PROJECT SPIRIT


C CO. PUBLIC OWNERSHIP

(Shares in thousands)

                                                         SHARES HELD    % OF TOTAL      % OF NON        WEIGHTED AVERAGE
              TOP 13F INSTITUTIONAL HOLDERS                 (000S)          HELD       PARENT SHARES   PURCHASE PRICE (a)
     1        David L. Babson & Co. Inc.                       686           5.0%         12.9%           $18.32
     2        MFS Investment Management                        516           3.8           9.7             17.33
     3        Dimensional FD Advisors, Inc.                    264           1.9           5.0             13.78
     4        Sterling Capital Management Co.                  216           1.6           4.1             16.08
     5        Wellington Management Co. LLP                    186           1.4           3.5             15.20
     6        PaineWebber Group Inc.                           180           1.3           3.4             19.07
     7        AXA Financial, Inc.                              175           1.3           3.3             16.52
     8        Barclays Bank plc                                 68           0.5           1.3             17.99
     9        John A. Levin & Company, Inc.                     65           0.5           1.2             13.78
    10        State Street Bank & Trust Co. Boston              60           0.4           1.1             19.77
    11        Mellon Private Asset Management                   56           0.4           1.0             19.11
    12        Fleet Boston Corporation                          55           0.4           1.0             17.50
    13        College Retire Equities                           52           0.4           1.0             18.26
    14        Hartford Investment Mgmt Co. Inc.                 45           0.3           0.8             14.08
    15        Frank Russell Co.                                 31           0.2           0.6             15.60
    16        Bankers Trust NY Corp.                            31           0.2           0.6             13.33
    17        First Source Bank                                 30           0.2           0.6             13.78
    18        Wilmington Trust Company                          24           0.2           0.4             16.55
    19        Westcap Investors, LLC                            21           0.2           0.4             16.43
    20        Northern Trust Company                            16           0.1           0.3             18.26
    21        Citigroup Investments Inc.                        15           0.1           0.3             18.65
    22        Firstar Investment Research & Mgmt Co.            14           0.1           0.3             15.84
    23        World Asset Management                             4           0.0           0.1             17.85
              --------------------------------------        ------        ------        ------            ------
              TOTAL TOP 13F INSTITUTIONAL HOLDERS            2,810          20.6%         52.9%           $16.94
              INSIDERS/MANAGEMENT                              654           4.8          12.3
              PARENT                                         8,305          61.0            --
              IMPLIED RETAIL                                 1,844          13.5          34.7
              --------------------------------------        ------        ------        ------
              TOTAL SHARES OUTSTANDING                      13,613         100.0%        100.0%
              ======================================        ======         =====         =====


Source:  CDA Spectrum.  Holdings as of September 30, 1999.

(a) Estimate of holder's basis in C Co. shares; applies a FIFO inventory to shares sold.


Note: The following institutions have sold their entire holdings in C Co. since the 6/30/99 report: American General Corporation, Bank One Corporation, Chase Manhattan Corp., Credit Suisse First Boston Corp., Morgan Stanley Dean Witter Advisors, and Prospector Partners, LLC.



THE WEIGHTED AVERAGE BASIS OF THE POSITIONS OF ALL CURRENT SHAREHOLDERS IS
$16.94.

                                                                  PROJECT SPIRIT


SHAREHOLDER ANALYSIS

(Shares in thousands)


                                                                                     HOLDINGS (000'S) AS OF:  (a)
                                                                 -----------------------------------------------------------------
      TOP 13F INSTITUTIONAL HOLDERS                              CHANGE   12-31-97    CHANGE      12-31-98     CHANGE      3-31-99
      -----------------------------                              ------   --------    ------      --------     ------      -------
 1    David L. Babson & Co. Inc.                                   --         --        546          546          10          556
 2    MFS Investment Management                                    --         --        313          313           7          319
 3    Dimensional FD Advisors, Inc.                                --         --         --           --          --           --
 4    Sterling Capital Management Co.                              54         54         86          141          64          204
 5    Wellington Management Co. LLP                                --         --         81           81         168          249
 6    PaineWebber Group Inc.                                       --         --        225          225          --          225
 7    AXA Financial, Inc.                                          --         --         --           --          14           14
 8    Barclays Bank plc                                            --         --         49           49          10           59
 9    John A. Levin & Company, Inc.                                --         --         --           --          --           --
10    State Street Bank & Trust Co. Boston                         --         --         52           52           1           53
11    Mellon Private Asset Management                              --         --         50           50          (3)          47
12    Fleet Boston Corporation                                     --         --         35           35          --           35
13    College Retire Equities                                      --         --         53           53          --           53
14    Hartford Investment Mgmt Co. Inc.                            --         --         32           32          --           32
15    Frank Russell Co.                                            17         17          6           23          20           43
16    Bankers Trust NY Corp.                                       --         --         37           37           5           42
17    First Source Bank                                            19         19        (19)          --          --           --
18    Wilmington Trust Company                                     --         --         --           --          --           --
19    Westcap Investors, LLC                                       --         --         --           --          --           --
20    Northern Trust Company                                       --         --         12           12          --           12
21    Citigroup Investments Inc.                                   --         --         52           52          (4)          48
22    Firstar Investment Research & Mgmt Co.                       --         --         90           90           9           98
23    World Asset Management                                        1          1          2            3          --            3
      -----------------------------------------------------------------------------------------------------------------------------
      TOTAL TOP 13F INSTITUTIONAL HOLDERS                          91         91      1,700        1,792         300        2,091
      Top 13F Institutional Holders as a % of Total                          0.7 %                  13.8 %                   15.6 %
      TOTAL 13F INSTITUTIONAL HOLDERS                                        713                    2,552                   2,769
      13F Institutions as a % of Total                                       5.5 %                   19.7 %                  20.7 %
      TOTAL SHARES OUTSTANDING                                            12,875                   12,939                  13,375
      -----------------------------------------------------------------------------------------------------------------------------


                                                                          HOLDINGS (000'S) AS OF:  (a)
                                                                    ----------------------------------------
      TOP 13F INSTITUTIONAL HOLDERS                                 CHANGE     6-30-99    CHANGE     9-30-99
      -----------------------------                                 ------     -------    ------     -------
 1    David L. Babson & Co. Inc.                                       22         577        109         686
 2    MFS Investment Management                                         8         327        189         516
 3    Dimensional FD Advisors, Inc.                                    --          --        264         264
 4    Sterling Capital Management Co.                                   4         208          7         216
 5    Wellington Management Co. LLP                                    55         304       (118)        186
 6    PaineWebber Group Inc.                                           --         225        (45)        180
 7    AXA Financial, Inc.                                             310         323       (149)        175
 8    Barclays Bank plc                                                 1          60          9          68
 9    John A. Levin & Company, Inc.                                    --          --         65          65
10    State Street Bank & Trust Co. Boston                             (1)         53          8          60
11    Mellon Private Asset Management                                   1          48          8          56
12    Fleet Boston Corporation                                         --          35         20          55
13    College Retire Equities                                          (4)         50          3          52
14    Hartford Investment Mgmt Co. Inc.                                13          45         --          45
15    Frank Russell Co.                                                --          43        (12)         31
16    Bankers Trust NY Corp.                                           (3)         39         (8)         31
17    First Source Bank                                                --          --         30          30
18    Wilmington Trust Company                                         24          24         --          24
19    Westcap Investors, LLC                                           21          21         --          21
20    Northern Trust Company                                           --          12          5          16
21    Citigroup Investments Inc.                                      (33)         15         --          15
22    Firstar Investment Research & Mgmt Co.                           --          98        (84)         14
23    World Asset Management                                           --           3          1           4
      ---------------------------------------------------------------------------------------------------------
      TOTAL TOP 13F INSTITUTIONAL HOLDERS                             417       2,509        301       2,810
      Top 13F Institutional Holders as a % of Total                              18.5 %                100.0 %
      TOTAL 13F INSTITUTIONAL HOLDERS                                           2,874                  2,810
      13F Institutions as a % of Total                                           21.2 %                 20.6 %
      TOTAL SHARES OUTSTANDING                                                 13,534                 13,613
      ---------------------------------------------------------------------------------------------------------


Source: CDA Spectrum. Holdings as of September 30, 1999.

(a)   13F Institutions excludes Parent's majority stake in C Co.

                                                                  PROJECT SPIRIT


2    C CO. VALUATION ANALYSIS

                                                                  PROJECT SPIRIT


VALUATION SUMMARY (BASE CASE)


                                                                                               M CO.      CURRENT C CO.
                                                                                            OFFER PRICE:  MARKET PRICE:
                                                                                               $10.50         $11.06

VALUATION METHODOLOGY                                 $  6.00       $  7.50       $  9.00       $ 10.50       $ 12.00
-----------------------------------------------------------------------------------------------------------------------
WHOLE COMPANY

    Summary Component Valuation                                                   [      $9.00-11.00     ]

    Public Market Comparables (a)                                               [      $8.75-11.25        ]

    Precedent Transaction Analysis

    Squeeze Out Analysis (1 Day Prior)


    Squeeze Out Analysis (1 Month Prior)                                               [$ 9.50- ]
                                                                                       [ 10.25  ]

    DCF Analysis

UNAFFILIATED OPERATIONS

    Summary Component Valuation                                    [       $7.50-9.25   ]

    Public Market Comparables (a)                                 [       $7.25-9.25    ]

    Precedent Transaction Analysis                                                                 [ $10.75- ]
                                                                                                   [  11.50  ]

    DCF Analysis


                                                             C CO. PRICE:
                                                          CUMULATIVE WTD. AVG
                                                               $14.17 (G)

VALUATION METHODOLOGY                                     $ 13.50       $ 15.00       $ 16.50       $ 18.00       $ 19.50
-------------------------------------------------------------------------------------------------------------------------
WHOLE COMPANY

    Summary Component Valuation

    Public Market Comparables (a)

    Precedent Transaction Analysis                    [ $13.00-14.50 ]

    Squeeze Out Analysis (1 Day Prior)                [$ 12.25-]
                                                      [  13.00 ]

    Squeeze Out Analysis (1 Month Prior)


    DCF Analysis                                                       [               $15.00-18.75           ]

UNAFFILIATED OPERATIONS

    Summary Component Valuation

    Public Market Comparables (a)

    Precedent Transaction Analysis


    DCF Analysis                                     [        $12.75-16.25        ]

VALUATION MULTIPLES                                   $  6.00       $  7.50       $  9.00       $ 10.50       $ 12.00
-----------------------------------------------------------------------------------------------------------------------
Premium / Market Price (January 25, 2000) (b)           (45.8)%       (32.2)%       (18.6)%        (5.1)%         8.5%
Premium / Market Price (January 19, 2000) (c)           (44.8)        (31.0)        (17.2)         (3.4)         10.3
Premium / Market Price (December 27, 1999) (d)          (26.7)         (8.4)          9.9          28.2          46.6
Premium / Market Price (August 9, 1999) (e)             (62.8)        (53.5)        (44.2)        (34.9)        (25.6)
Firm Value / Total Assets Under Mgmt. (%)                0.04          0.10          0.16          0.22          0.29
Firm Value / Unaffiliated Assets Under Mgmt. (%)         0.06          0.15          0.25          0.34          0.44
Firm Value / LTM Revenues                                 0.1 x         0.4 x         0.6 x         0.8 x         1.1 x
Firm Value / LTM EBITDA                                   0.5           1.3           2.1           3.0           3.8
Price / LTM Net Income                                    6.3           7.9           9.5          11.0          12.6
Price / 1999E Earnings (f)                                6.3           7.9           9.5          11.0          12.6
Price / 2000E Earnings (f)                                5.7           7.1           8.5          10.0          11.4


VALUATION MULTIPLES                                       $ 13.50       $ 15.00       $ 16.50       $ 18.00       $ 19.50
--------------------------------------------------------------------------------------------------------------------------
Premium / Market Price (January 25, 2000) (b)                22.0%         35.6%         49.2%         62.7%         76.3%
Premium / Market Price (January 19, 2000) (c)                24.1          37.9          51.7          65.5          79.3
Premium / Market Price (December 27, 1999) (d)               64.9          83.2         101.5         119.8         138.2
Premium / Market Price (August 9, 1999) (e)                 (16.3)         (7.0)          2.3          11.6          20.9
Firm Value / Total Assets Under Mgmt. (%)                    0.35          0.41          0.69          0.76          0.82
Firm Value / Unaffiliated Assets Under Mgmt. (%)             0.54          0.63          1.06          1.16          1.26
Firm Value / LTM Revenues                                     1.3 x         1.5 x         2.5 x         2.8 x         3.0 x
Firm Value / LTM EBITDA                                       4.6           5.5           9.2          10.0          10.8
Price / LTM Net Income                                       14.2          15.8          17.3          18.9          20.5
Price / 1999E Earnings (f)                                   14.2          15.8          17.3          18.9          20.5
Price / 2000E Earnings (f)                                   12.8          14.2          15.6          17.1          18.5



(a) Public market comparables consist of Federated Investors, John Nuveen, Eaton Vance Corp., BlackRock Inc., Neuberger Berman and Gabelli Asset Mgmt.

(b)   Price as of close (1/25/00): $11.0625

(c)   Price as of close (1/19/00): $10.875

(d)   Price as of close (12/27/99): $8.1875

(e)   Price prior to Parent ratings downgrade announcement (8/9/99): $16.125

(f) Based on management forecasts of $0.95 and $1.06 for 1999 and 2000, respectively, and 13.97 million shares outstanding.

(g)   Cumulative weighted average price from 12/16/97 to 1/25/00.

                                                                  PROJECT SPIRIT

VALUATION SUMMARY (OPTIMAL CASE)


                                                                  M CO.      CURRENT C CO.       C CO. PRICE:
                                                               OFFER PRICE:  MARKET PRICE:     CUMULATIVE WTD. AVG
                                                                  $10.50        $11.06              $14.17 (g)
VALUATION METHODOLOGY                                $  9.00       $ 10.50      $ 12.00        $ 13.50       $ 15.00       $ 16.50
------------------------------------------------------------------------------------------------------------------------------------
WHOLE COMPANY

    Summary Component Valuation                                                            [        $12.75-15.75       ]

    Public Market Comparables (a)                                              [                   $11.25-16.75                   ]

    Precedent Transaction Analysis

    Squeeze Out Analysis (1 Day Prior)                                                       [ $13.00-14.50 ]

    Squeeze Out Analysis (1 Month Prior)                          [$10.25-11.50]

    DCF Analysis                                                                                                       [$16.00-20.25

UNAFFILIATED OPERATIONS

    Summary Component Valuation                                    [     $10.50-13.00     ]

    Public Market Comparables (a)                     [                $9.25-13.75                     ]

    Precedent Transaction Analysis                                                                      [             $14.50-18.50

    DCF Analysis                                                                                      [          $13.75-17.50



VALUATION METHODOLOGY                                      $ 18.00       $ 19.50       $ 21.00       $ 22.50
------------------------------------------------------------------------------------------------------------------
WHOLE COMPANY

    Summary Component Valuation

    Public Market Comparables (a)

    Precedent Transaction Analysis                         [                     $18.00-22.50               ]

    Squeeze Out Analysis (1 Day Prior)

    Squeeze Out Analysis (1 Month Prior)

    DCF Analysis                                            $16.00-20.25          ]

UNAFFILIATED OPERATIONS

    Summary Component Valuation

    Public Market Comparables (a)

    Precedent Transaction Analysis                      $14.50-18.50]

    DCF Analysis                              $13.75-18.50]

VALUATION MULTIPLES                                  $  9.00       $ 10.50       $ 12.00       $ 13.50       $ 15.00       $ 16.50
------------------------------------------------------------------------------------------------------------------------------------
Premium / Market Price (January 25, 2000) (b)          (18.6)%        (5.1)%         8.5%         22.0%         35.6%         49.2%
Premium / Market Price (January 19, 2000) (c)          (17.2)         (3.4)         10.3          24.1          37.9          51.7
Premium / Market Price (December 27, 1999) (d)           9.9          28.2          46.6          64.9          83.2         101.5
Premium / Market Price (August 9, 1999) (e)            (44.2)        (34.9)        (25.6)        (16.3)         (7.0)          2.3
Firm Value / Total Assets Under Mgmt. (%)               0.16          0.22          0.29          0.35          0.41          0.48
Firm Value / Unaffiliated Assets Under Mgmt. (%)        0.25          0.34          0.44          0.54          0.63          0.73
Firm Value / LTM Revenues                               0.6 x         0.8 x         1.1 x         1.3 x         1.5 x         1.7 x
Firm Value / LTM EBITDA                                  2.1           3.0           3.8           4.6           5.5           6.3
Price / LTM Net Income                                   9.5          11.0          12.6          14.2          15.8          17.3
Price / 1999E Earnings (f)                               9.5          11.0          12.6          14.2          15.8          17.3
Price / 2000E Earnings (f)                               8.5          10.0          11.4          12.8          14.2          15.6
------------------------------------------------------------------------------------------------------------------------------------

VALUATION MULTIPLES                                        $ 18.00       $ 19.50       $ 21.00       $ 22.50
------------------------------------------------------------------------------------------------------------------
Premium / Market Price (January 25, 2000) (b)                 62.7%         76.3%         89.8%        103.4%
Premium / Market Price (January 19, 2000) (c)                 65.5          79.3          93.1         106.9
Premium / Market Price (December 27, 1999) (d)               119.8         138.2         156.5         174.8
Premium / Market Price (August 9, 1999) (e)                   11.6          20.9          30.2          39.5
Firm Value / Total Assets Under Mgmt. (%)                     0.54          0.82          0.88          0.94
Firm Value / Unaffiliated Assets Under Mgmt. (%)              0.83          1.26          1.35          1.45
Firm Value / LTM Revenues                                     2.0 x         3.0 x         3.2 x         3.5 x
Firm Value / LTM EBITDA                                        7.2          10.8          11.7          12.5
Price / LTM Net Income                                        18.9          20.5          22.1          23.6
Price / 1999E Earnings (f)                                    18.9          20.5          22.1          23.6
Price / 2000E Earnings (f)                                    17.1          18.5          19.9          21.3
------------------------------------------------------------------------------------------------------------------


(a) Public market comparables consist of Federated Investors, John Nuveen, Eaton Vance Corp., BlackRock Inc., Neuberger Berman and Gabelli Asset Mgmt.

(b)   Price as of close (1/25/00): $11.0625

(c)   Price as of close (1/19/00): $10.875

(d)   Price as of close (12/27/99): $8.1875

(e)   Price prior to Parent ratings downgrade announcement (8/9/99): $16.125

(f) Based on management forecasts of $0.95 and $1.06 for 1999 and 2000, respectively, and 13.97 million shares outstanding.

(g)   Cumulative weighted average price from 12/16/97 to 1/25/00.

                                                                  PROJECT SPIRIT

SUMMARY COMPONENT VALUATION


($ in millions, except per share amounts)

                                          2000E           P/2000E MULTIPLE              IMPLIED
BUSINESS LINE                           NET INCOME         MEDIAN VALUATION          VALUATION RANGE
---------------------------------------------------------------------------------------------------------
TOTAL
Unaffiliated AUM (a)                     $   7.8           9.1 x  --   11.1 x     $  70.7   --   $  86.5
Affiliated AUM (a)                           2.4           9.1    --   11.1          21.6   --      26.3
Mortgage (b)                                 4.7           7.3    --    8.9          34.0   --      41.5
                                         -------         ------------------       ----------------------
   Total C. Co.                          $  14.8           8.5 x  --   10.4 x     $ 126.3   --   $ 154.3

PER SHARE - TOTAL
Unaffiliated AUM (a)                     $  0.55           9.1 x  --   11.1 x     $  5.05   --   $  6.18
Affiliated AUM (a)                          0.17           9.1    --   11.1          1.54   --      1.88
Mortgage (b)                                0.33           7.3    --    8.9          2.43   --      2.97
                                         -------         ------------------       ----------------------
---------------------------------------------------------------------------------------------------------
   Total C. Co.                          $  1.06           8.5 x  --   10.4 x     $  9.02   --   $ 11.02
---------------------------------------------------------------------------------------------------------
                                              Premium / (Discount) to Market        (18.5%)         (0.4%)
---------------------------------------------------------------------------------------------------------


PER SHARE - UNAFFILIATED BUSINESSES

Unaffiliated AUM (a)                     $  0.55           9.1 x  --   11.1 x     $  5.05   --   $  6.18
Mortgage (b)                                0.33           7.3    --    8.9          2.43   --      2.97
                                         -------         ------------------       ----------------------
   Total C. Co.                          $  0.89           8.4 x  --   10.3 x     $  7.48   --   $  9.14
                                         -------         ------------------       ----------------------
---------------------------------------------------------------------------------------------------------
                                              Premium / (Discount) to Market        (32.4%)        (17.4%)
---------------------------------------------------------------------------------------------------------


NB Financial information for 2000 provided by management.

(a) Represents median of P/2000E estimates for an index of comparable asset management companies (JNC, FII, EV, NEU, BLK, GBL).

(b) Represents median of P/2000E estimates for an index of comparable mortgage companies (CCR, IRWN, RBMG).

                                                                  PROJECT SPIRIT

PUBLIC MARKET VALUATION


FINANCIAL INFORMATION FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999 UNLESS OTHERWISE NOTED.

(Dollars in millions, except per share data)



                                                                                  52 WEEKFIRM                        FIRM VALUE
                                                         MKT.                   ------------------                     AS % OF
                                                         CAP.      PRICE (c)     HIGH        LOW          AUM           AUM (d)
                                                         ----      ---------     ----        ---          ---           -------
C Co. (Whole Company)(a)                                $  155      $11.06      $18.75      $ 6.75      $ 33,300         0.2%
C Co. (Unaffiliated Operations)(a)                      $  155      $11.06      $18.75      $ 6.75      $ 21,700         0.4%

SELECTED C-CORPORATIONS

Federated Investors, Inc.                               $1,641      $19.81      $21.19      $15.31      $115,213         1.3%
Eaton Vance Corporation (b)                              1,489       41.50       45.00       18.69        40,900         3.5
Neuberger Berman Inc.                                    1,260       25.19       32.25       23.63        51,456         2.4
BlackRock Inc.                                           1,102       17.25       19.38       12.50       148,100         0.8
John Nuveen                                              1,077       34.56       43.69       34.31        58,252         1.7
Gabelli Asset Management Inc.                              493       16.56       18.75       13.06        18,629         2.4

                                                                                           ----------------------------------------
                                                                                             High       $148,100         3.5%
                                                                                           Median         54,854         2.1
                                                                                              Low         18,629         0.8
                                                                                           ----------------------------------------
                                                                    ---------------------------------------------------------------
                                                                    Implied Price Per Share: (Whole Company)
                                                                                             High             --      $84.09
                                                                                           Median             --       49.07
                                                                                              Low             --       19.93
                                                                    ---------------------------------------------------------------
                                                                    ---------------------------------------------------------------
                                                                    Implied Price Per Share: (Unaffiliated Operations)
                                                                                             High             --      $54.80
                                                                                           Median             --       31.98
                                                                                              Low             --       12.99
                                                                    ---------------------------------------------------------------


                                                       FIRM VALUE                 MARKET CAP.
                                                    AS A MULTIPLE OF:          AS A MULTIPLE OF:              IBES        IBES
                                                    -----------------    ---------------------------------    99-00       L-T
                                                    LTM         LTM       LTM              CALENDAR:         GROWTH      GROWTH
                                                    REV.       EBITDA    NET.INC.     99EE (e)    00EE (e)     RATE       RATE
                                                    ----       ------    --------     --------    --------     ----       ----
C Co. (Whole Company)(a)                            0.9 x       3.3 x      11.6 x      11.6 x      10.5 x      10.9%      18.0%
C Co. (Unaffiliated Operations)(a)                  1.1 x       4.1 x      14.1 x      14.1 x      12.5 x        NA         NA

SELECTED C-CORPORATIONS

Federated Investors, Inc.                           2.6 x       5.7 x      14.5 x      12.4 x      10.3 x      20.0 x     15.5 x
Eaton Vance Corporation (b)                         4.0         6.4        16.0        14.4        12.0        20.4       20.0
Neuberger Berman Inc.                               1.7         3.9         7.2         9.1         8.2        11.6         NA
BlackRock Inc.                                      2.9        10.1        23.5        17.5        14.6        20.1         NA
John Nuveen                                         3.0         5.4         9.7        11.0         9.9        10.3       10.0
Gabelli Asset Management Inc.                       2.7         5.9        12.0        11.0         9.9        11.0       15.0

                                                  -------------------------------------------------------------------------------
                                                    4.0 x      10.1 x      23.5 x      17.5 x      14.6 x      20.4 x     20.0 x
                                                    2.8         5.8        13.2        11.7        10.1        15.8       15.3
                                                    1.7         3.9         7.2         9.1         8.2        10.3       10.0
                                                  -------------------------------------------------------------------------------

                                                  -------------------------------------------------------------------------------
                                                 $26.08      $18.07      $22.37      $16.66      $15.39
                                                  18.47       10.45       12.59       11.14       10.69
                                                  11.38        7.06        6.89        8.65        8.60
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------
                                                 $21.39      $14.43      $18.39      $13.70      $12.95
                                                  15.15        8.35       10.35        9.16        9.00
                                                   9.33        5.64        5.66        7.11        7.24
                                                  -------------------------------------------------------------------------------


N.B. Financial data excludes all non-recurring and extraordinary items.

(a)   C Co. data for the twelve months ended December 31, 1999.

(b)   Eaton Vance data for the twelve months ended October 31, 1999.

(c)   Share prices as of 1/25/2000.

(d) Firm value represents market capitalization plus debt and minority interest less cash.

(e)   Earnings estimates from IBES as of 1/25/2000.

                                                                  PROJECT SPIRIT

PUBLIC MARKET VALUATION


OPERATING STATISTICS FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999 UNLESS OTHERWISE NOTED.


                                                LTM PROFITABILITY STATISTICS
                                   -----------------------------------------------------------
                                              COMP.          MARGIN (%):         AS % OF AUM:
                                   ADV./      EXP./      -----------------      --------------
                                   TOTAL      TOTAL                  NET        TOTAL      ADV.
                                    REV.       REV.      EBITDA      INC.        REV.      REV.
---------------------------------------------------------------------------------------------------
C Co. (a)                           81.8%      47.8%      27.6%      14.6%       0.3%      0.2%

SELECTED C-CORPORATIONS

Federated Investors, Inc.           95.1%      26.0%      43.8%      19.7%       0.5%      0.5%
Eaton Vance Corporation (b)         55.2       19.0       62.3       25.9        0.9       0.5
Neuberger Berman Inc.               64.6       38.9       44.5       24.2        1.4       0.9
John Nuveen                         87.4       28.0       50.7       27.7        0.6       0.5
BlackRock Inc.                      92.3       38.4       30.8       14.1        0.3       0.3
Gabelli Asset Management Inc.       91.2       44.9       46.6       25.5        0.9       0.8

---------------------------------------------------------------------------------------------------
                         HIGH       95.1%      44.9%      62.3%      27.7%       1.4%      0.9%
                      MEDIAN        89.3       33.2       45.6       24.9        0.7       0.5
                         LOW        55.2       19.0       30.8       14.1        0.3       0.3
---------------------------------------------------------------------------------------------------



                                                      ASSETS UNDER MANAGEMENT
                                  -------------------------------------------------------------
                                    CLIENT TYPE           ASSET TYPE               REGION
                                  -----------------     ----------------       ----------------
                                  RETAIL     INST'L     EQUITY        FI        DOM.      INT'L
-----------------------------------------------------------------------------------------------
C Co. (a)                            --      100.0%        8.8%      91.2%     100.0%       --

SELECTED C-CORPORATIONS

Federated Investors, Inc.          88.0%      12.0%       15.0%      85.0%      98.0%      2.0%
Eaton Vance Corporation (b)        77.0       23.0        39.0       61.0      100.0        --
Neuberger Berman Inc.              37.0       63.0        76.0       24.0       99.6       0.4
John Nuveen                        66.7       33.3        25.1       74.9      100.0        --
BlackRock Inc.                     39.9       60.1        10.3       89.7       98.0       2.0
Gabelli Asset Management Inc.      50.3       49.7        88.0       12.0      100.0        --

-----------------------------------------------------------------------------------------------
                         HIGH      88.0%      63.0%       88.0%      89.7%     100.0%      2.0%
                      MEDIAN       58.5       41.5        32.0       68.0       99.8       0.2
                         LOW       37.0       12.0        10.3       12.0       98.0        --
-----------------------------------------------------------------------------------------------


N.B.  Financial data excludes all non-recurring and extraordinary items.

(a)   C Co. data for the twelve months ended December 31, 1999.

(b)   Eaton Vance data for the twelve months ended October 31, 1999.

                                                                  PROJECT SPIRIT

PRECEDENT TRANSACTIONS

($ in millions)

                                                                                             ASSETS
      DATE                                                                   TRANSACTION      UNDER
 ANNOUNCED    ACQUIROR                       TARGET                                VALUE       MGMT
----------    --------                       ------                          -----------      -----
1999
  11/05/99    Allianz AG                     PIMCO Advisors                     $3,220.0   $256,000
  05/13/99    Wachovia                       Offitbank                             200.0     10,800
1998
  10/06/98    First Republic                 Trainer Wortham                       $29.1     $2,500
  05/08/98    Robeco Group                   Weiss Peck & Greer                    509.0     16,000
  04/29/98    Nationwide Financial           Morley Financial                       32.1      9,400
1997
  06/01/97    Chevy Chase Bank               ASB Capital Management                $31.1      4,500
  02/27/97    Phoenix Duff and Phelps        GMG/Seneca                             54.0      4,000
  01/16/97    Lincoln National Corporation   Voyageur Fund Managers                 69.0      2,800
1996
  07/16/96    John Nuveen Company            Flagship Resources                    $70.0     $4,400
  06/24/96    Morgan Stanley                 Van Kampen/American Capital         1,175.0     47,000
  04/15/96    New England Investment Cos.    VNSM                                   19.8      1,580
  04/01/96    Robeco Group                   Smith Graham & Co.                     13.0      1,719
1995
  10/17/95    Oppenheimer Management         Rochester Funds                      $100.3     $2,900
  07/05/95    MassMutual                     David L. Babson                        85.0      5,743
  06/29/95    Morgan Stanley                 Miller Anderson & Sherrard            350.0     33,000
  03/27/95    Nicholas Applegate             Criterion Capital                      58.0     10,000
1994
  06/17/94    PNC Bank                       BlackRock Financial Management       $240.0    $23,400



                          PRICE/    PRICE/
      DATE    PRICE/        LTM      LTM
 ANNOUNCED      AUM    REVENUES   EBITDA    COMMENT
----------    -----    --------   ------    -------
1999
  11/05/99     1.3 %      4.9 x   15.2 x    83% institutional, 67% fixed-income assets
  05/13/99     1.9        4.6     21.1      75% high net worth, 100% fixed-income assets
1998
  10/06/98     1.2 %      3.2 x    8.0 x    98% separate account
  05/08/98     3.2         NA       NA      92% institutional, 58% fixed-income assets
  04/29/98     0.3        2.5       NA      Primarily fixed-income assets (exact data N/A)
1997
  06/01/97     0.7 %      2.1 x   11.8 x    Primarily institutional (exact data N/A)
  02/27/97     1.4        3.4     11.0      99% institutional, 60% fixed-income assets
  01/16/97     2.5        3.6      8.8      98% fixed-income assets
1996
  07/16/96     1.6 %      3.3 x    8.1 x    Primarily fixed-income assets (exact data N/A)
  06/24/96     2.5        3.8     10.0      64% fixed-income assets
  04/15/96     1.3        3.2       NA      100% separate account, 77% fixed-income assets
  04/01/96     0.8        3.5       NA      98% institutional, 100% fixed-income assets
1995
  10/17/95     3.5 %      5.2 x     NA      100% fixed-income assets
  07/05/95     1.5        3.6       NA      90% institutional, 51% fixed-income assets
  06/29/95     1.1        3.5       NA      80% institutional, 60% fixed-income assets
  03/27/95     0.6        2.0       NA      100% institutional, 100% fixed-income assets
1994
  06/17/94     1.0 %      4.3 x    8.2 x    65% institutional, 100% fixed-income assets

    -------------------------------------
      HIGH     3.5 %      5.2 x   21.1 x
    MEDIAN     1.3        3.5     10.0
       LOW     0.3        2.0      8.0
   ======================================

IMPLIED C CO. PRICE PER SHARE (a):
Reference Data for Whole Company

              $33,300  $90.9     $25.1
     HIGH     $82.44   $33.90    $37.93
   MEDIAN      29.98    22.61     18.05
      LOW       8.14    13.01     14.36
   =====================================
 IMPLIED C CO. PRICE PER SHARE (a):
Reference Data for Unaffiliated Operations
             $21,700   $74.6     $20.1
    HIGH     $53.72    $27.80    $30.30
  MEDIAN      19.54     18.54     14.42
     LOW       5.30     10.67     11.47
  ---------------------------------------


(a) Based on 13.97 million diluted shares outstanding as of December 31, 1999. NA - Not Available.

                                                                  PROJECT SPIRIT

PREMIUM ANALYSIS:  GOING PRIVATE TRANSACTIONS


PREMIUMS PAID TO NON-CONTROL PUBLIC INTEREST IN A GOING PRIVATE TRANSACTION, 1995 TO JANUARY 25, 2000


                                                                  1-MONTH MARKET PREMIUM       1-DAY MARKET PREMIUM
                                                                  ----------------------      ----------------------
                                                   NUMBER OF                IMPLIED C CO.               IMPLIED C CO.
                                                 TRANSACTIONS     MEDIAN        PRICE (a)     MEDIAN        PRICE (b)
---------------------------------------------------------------------------------------------------------------------
CASH CONSIDERATION                                    77           25.0%          $10.23       19.7%          $13.17
STOCK CONSIDERATION                                   14           16.0             9.50        4.6            11.51
MIXED CONSIDERATION                                   4            18.0             9.66       17.2            12.89
---------------------------------------------------------------------------------------------------------------------
MEDIAN                                                             24.2            10.17       18.9            13.07
---------------------------------------------------------------------------------------------------------------------


ALL GOING PRIVATE TRANSACTIONS, 1995 TO JANUARY 25, 2000


                                                                      1-MONTH PRIOR                1-DAY PRIOR
                                                                 ------------------------    ------------------------
                                                   NUMBER OF      MEDIAN    IMPLIED C CO.     MEDIAN    IMPLIED C CO.
                                                 TRANSACTIONS    PREMIUM        PRICE (a)    PREMIUM        PRICE (b)
---------------------------------------------------------------------------------------------------------------------
TRANSACTION VALUE (greater than) $500 MILLION         10           20.7%          $ 9.89       21.8%          $13.39

TRANSACTION VALUE $100-499 MILLION                    42           24.9            10.23       17.2            12.89

TRANSACTION VALUE (less than) $99 MILLION             43           25.0            10.23       19.0            13.09
---------------------------------------------------------------------------------------------------------------------
MEDIAN                                                             24.2            10.17       18.9            13.07
---------------------------------------------------------------------------------------------------------------------


                                       1-MONTH PRIOR              1-DAY PRIOR
                                 -----------------------    -----------------------
                                  MEDIAN   IMPLIED C CO.     MEDIAN   IMPLIED C CO.
                                 PREMIUM       PRICE (a)    PREMIUM       PRICE (b)
-----------------------------------------------------------------------------------
25TH PERCENTILE                    16.0%         $ 9.50       11.1%         $12.23

50TH PERCENTILE                    24.2           10.17       18.9           13.07

75TH PERCENTILE                    40.2           11.48       31.7           14.49
-----------------------------------------------------------------------------------


Source:  Securities Data Corp.
(a)  Based on closing price of $8.188 on 12/27/99.
(b)  Based on closing price of $11.000 on 1/24/00.

                                                                  PROJECT SPIRIT

DISCOUNTED CASH FLOW ANALYSIS

($ in millions)

Discount Rate                                     12.0 %
Terminal Value Multiple                            9.0 x



                                            MANAGEMENT                  PROJECTED
                                ---------------------------------    ---------------
                                                                                        CAGR
                                 1999      2000     2001     2002     2003     2004     00-04
Net Income                      $ 13.3    $14.8    $17.6    $20.9    $24.6    $ 28.7    18.1 %
Plus: Amortization                 2.6      2.7      2.9      3.1      3.3       3.5     6.3
Less: Working Capital Needs        2.0      2.0      2.4      2.8      3.4       4.0    18.1
                                ------    -----    -----    -----    -----    ------    ------
Interim Cash Flows                13.9     15.5     18.2     21.2     24.5      28.2    16.1 %
Terminal Value (a)                 0.0      0.0      0.0      0.0      0.0     296.0      NA
                                ------    -----    -----    -----    -----    ------    ------
Total Cash Flows                $ 13.9    $15.5    $18.2    $21.2    $24.5    $324.2      NA
                                ======    =====    =====    =====    =====    ======    ======

NET PRESENT VALUE (AT 1/1/00)   $242.9
PER SHARE (b):                   17.39


                                     MULTIPLE OF 2005 EARNINGS (b)
                           ----------------------------------------------
                            7.0 x     8.0 x     9.0 x    10.0 x    11.0 x
                           ----------------------------------------------
                  10.0%    $15.90    $17.37    $18.83    $20.29    $21.75
DISCOUNT          12.0      14.72     16.05     17.39     18.72     20.06
    RATE          14.0      13.64     14.86     16.09     17.31     18.53
                  16.0      12.67     13.79     14.91     16.03     17.15

                                     MULTIPLE OF 2005 EARNINGS (b)
                           ----------------------------------------------
                            7.0 x     8.0 x     9.0 x    10.0 x    11.0 x
                           ----------------------------------------------
                   6.0%    $ 9.65    $10.41    $11.17    $11.93    $12.69
 NET INCOME       10.0      11.11     12.03     12.96     13.88     14.81
GROWTH RATE       14.0      12.77     13.88     15.00     16.11     17.23
                  18.0      14.71     16.05     17.39     18.73     20.07


N.B. Based on management projections for 1999-2002. Salomon Smith Barney projections for 2003-2004.
(a) Based on a 9.0 x multiple on 2005 earnings. Assumes a growth rate of 16.1% for 2004-2005.
(b) Assumes 14.0 million diluted shares.

                                                                  PROJECT SPIRIT

DISCOUNTED CASH FLOW ANALYSIS

($ in millions)


AFFILIATED BUSINESSES

                               MANAGEMENT             PROJECTED
                        -----------------------    --------------
                         2000     2001     2002     2003     2004
Interim Cash Flows      $ 2.1    $ 2.4    $ 2.9    $ 3.4    $ 3.9

Terminal Value (a)        0.0      0.0      0.0      0.0     41.1
                        -----    -----    -----    -----    -----
Total Cash Flows        $ 2.1    $ 2.4    $ 2.9    $ 3.4    $45.0
                        -----    -----    -----    -----    -----


                                     MULTIPLE OF 2005 EARNINGS (b)
                        ------------------------------------------------------
                         7.0 x       8.0 x       9.0 x      10.0 x      11.0 x
                        ------------------------------------------------------
              10.0%     $ 2.19      $ 2.39      $ 2.60      $ 2.80      $ 3.00
DISCOUNT      12.0        2.03        2.21        2.40        2.58        2.77
    RATE      14.0        1.88        2.05        2.22        2.39        2.56
              16.0        1.74        1.90        2.05        2.21        2.36


UNAFFILIATED BUSINESSES

                      MANAGEMENT                PROJECTED
                      ----------   ------------------------------------
                         2000       2001     2002      2003       2004
                         ----       ----     ----      ----       ----
Interim Cash Flows      $ 8.1      $ 9.5    $ 11.1    $ 13.4    $  16.0

Terminal Value (a)        0.0        0.0       0.0       0.0      171.0
                        -----      -----    ------    ------    -------
Total Cash Flows        $ 8.1      $ 9.5    $ 11.1    $ 13.4    $ 187.0
                        -----      -----    ------    ------    -------


                                  MULTIPLE OF 2005 EARNINGS (b)
                       -------------------------------------------------
                       7.0 x      8.0 x      9.0 x     10.0 x     11.0 x
                       -------------------------------------------------
              10.0%    $8.96      $9.80     $10.65     $11.49     $12.33
DISCOUNT      12.0      8.28       9.05       9.82      10.59      11.37
    RATE      14.0      7.67       8.38       9.08       9.79      10.49
              16.0      7.12       7.76       8.41       9.06       9.71


MORTGAGE OPERATIONS

                      MANAGEMENT                PROJECTED
                      ----------   ------------------------------------
                         2000       2001      2002      2003      2004

Interim Cash Flows      $  5.4     $  6.3    $  7.2    $  7.8    $  8.3

Terminal Value (a)         0.0        0.0       0.0       0.0      83.9
                        ------     ------    ------    ------    ------
Total Cash Flows        $  5.4     $  6.3    $  7.2    $  7.8    $ 92.3
                        ------     ------    ------    ------    ------


                                  MULTIPLE OF 2005 EARNINGS (b)
                       --------------------------------------------------
                        7.0 x      8.0 x      9.0 x     10.0 x     11.0 x
                       --------------------------------------------------
              10.0%    $ 4.76     $ 5.17     $ 5.59     $ 6.00     $ 6.42
DISCOUNT      12.0       4.41       4.79       5.17       5.55       5.93
    RATE      14.0       4.10       4.44       4.79       5.14       5.48
              16.0       3.81       4.13       4.45       4.76       5.08

                                                                  PROJECT SPIRIT



3     ADDITIONAL VALUATION CONSIDERATIONS

                                                                  PROJECT SPIRIT

VALUATION CONSIDERATIONS


In determining the appropriate valuation for C Co. within the ranges generated by the preceding analyses, a number of distinguishing factors may help C Co. to realize an optimal valuation

- Full Value Recognition for All Retained Assets Under Management
  - In particular, RGA's assets may not be pulled
  - Opportunity for cost savings associated with affiliate assets not retained
    - Also eliminates portion of these same costs currently allocated to unaffiliated segment

- Excess capacity

- Opportunities for Further Growth on Mortgages

- Proven Track Record

- Experienced Management

- Unrealized value of Balance Sheet
  - Excess Cash estimated at $25 million
  - No debt

- Hidden Assets in Private Equity Carried Interest Yet to be Accrued
  - $60 million Capital Committed Fund III to realize $2-3 million in interest income through 2003
  - $225 million Capital Committed Fund V to realize $8-10 million in interest income beginning 2003

                                                                  PROJECT SPIRIT

VALUATION CONSIDERATIONS


PUBLIC MARKET TRADING MULTIPLE ANALYSIS

Valuation should be comparable to or higher than the following public firms due to:


FEDERATED (FII)

- Largely a money market fund manager; C Co.'s fixed income orientation commands higher management fees

- Federated total weighted average management fee = 21.2 bps
  - Average Managed Assets Breakdown ($ in billions)
    - Money Market      $71.9
    - Fixed Income      $15.9
    - Equity Funds      $18.3

- C Co.'s sub-advised assets are not as vulnerable to flight due to acquisitions
  - Bank Trust: $58.9 billion or 52.8% of total managed assets (as of most recent data from the 12/31/1998 10K)


  FIRM VALUE/
     AUM:             1.3%
     LTM REV:         2.6X
     LTM EBITDA:      5.7X

  MARKET CAP/
     LTM NET INC.:   14.5X
     99E:            12.4X
     00E:            10.3X


EATON VANCE (EV)

- For most of 1999, valuation levels were reduced due to confusion over recent special charges and accounting changes; according to EV, these items are a thing of the past and will not cloud future earnings
  - The market has valued EV based on these artificially reduced earnings
  - These accounting changes resulted in an expense of $101.3 million in non-recurring sales commission expenses, from the 4th quarter of 1998 through the fiscal year ended October 31, 1999
  - The market currently applies a more favorable valuation which has resulted in multiple expansion


  FIRM VALUE/
     AUM:             3.5%
     LTM REV:         4.0X
     LTM EBITDA:      6.4X

  MARKET CAP/
     LTM NET INC.:   16.0X
     99E:            14.4X
     00E:            12.0X

                                                                  PROJECT SPIRIT

PREMIUM ITEMS FOR CONSIDERATION


PUBLIC MARKET TRADING MULTIPLE ANALYSIS


NEUBERGER BERMAN (NEU)

- Unlike NEU, C Co. has positive asset growth momentum ($ in billions)


               NEU's                  C Co.'s
            Net Flows                Net Flows
          1998     1999            1998     1999
          ----     ----            ----     ----
         ($1.2)   ($3.5)           $4.1     $3.7 (despite $4.6 loss from GA)


  FIRM VALUE/
     AUM:            2.4%
     LTM REV:        1.7X
     LTM EBITDA:     3.9X

  MARKET CAP/
     LTM NET INC.:   7.2X
     99E:            9.1X
     00E:            8.2X


JOHN NUVEEN (JNC)


- $40.2 billion or 69% of JNC's total assets under management are focused on the muni sector, a very out of favor asset class ($ in billions)


             National Muni      C Co.'s Total
               Net Flows          Net Flows
             1998     1999      1998     1999
             ----     ----      ----     ----
             $7.7    ($3.5)     $4.1     $3.7


  FIRM VALUE/
     AUM:              1.7%
     LTM REV:          3.0X
     LTM EBITDA:       5.4X

  MARKET CAP/
     LTM NET INC.:     9.7X
     99E:             11.0X
     00E:              9.9X

                                                                  PROJECT SPIRIT

PREMIUM ITEMS FOR CONSIDERATION


PUBLIC MARKET TRADING MULTIPLE ANALYSIS


BLACKROCK (BLK)

- BlackRock is an ideal comparable for C Co.'s perspective and would represent a favorable valuation

      -     Sophisticated institutional fixed income management

      -     Historically had positive net flows

            -     ($0.4) in 1999 (as of November 30th)

            -     $8.4 in 1998

            -     $1.9 in 1997

  FIRM VALUE/
     AUM:                 0.8%
     LTM REV:             2.9X
     LTM EBITDA:         10.1X

  MARKET CAP/
     LTM NET INC.:       23.5X
     99E:                17.5X
     00E:                14.6X

                                                                  PROJECT SPIRIT

PREMIUM ITEMS FOR CONSIDERATION


PUBLIC MARKET TRADING MULTIPLE ANALYSIS


GABELLI ASSET MANAGEMENT (GBL)


- C Co. is not as reliant on a single individual (Mario), i.e. less event risk

- Business is more diversified (more income contributing segments, i.e. mortgages, research and private equity)

                         % of Total Revenues
                         -------------------
  -  Asset Management           44.0%
  -  Private Equity              9.7%
  -  Mortgage                   28.0%
  -  Research                   16.5%
  -  Other                       1.8%

-     Whereas Gabelli only has two businesses

                         % of Total Revenues
                         -------------------
  -  Asset Management           84.2%
  -  Broker/Dealer               6.3%
  -  Other                       9.5%


  FIRM VALUE/
     AUM:               2.4%
     LTM REV:           2.7X
     LTM EBITDA:        5.9X

  MARKET CAP/
     LTM NET INC.:     12.0X
     99E:              11.0X
     00E:               9.9X

                                                                  PROJECT SPIRIT

VALUATION CONSIDERATIONS


PRECEDENT TRANSACTION ANALYSIS

ALLIANZ ACQUISITION OF PIMCO (11/1/99)



COMPARABLE TO C CO. :

-     Primarily fixed-income assets (66% of $256 billion)

- Strong AUM growth (26% 5-year CAGR) of fixed-income affiliate Pacific Investments ($181 billion)

- Both institutional ($88.6 billion total) and retail ($120.2 billion) segments have had net inflows each year since 1995

-     Strong performance

-     92.6% of retail assets rated 4 or 5 stars by Morningstar

-     70.0% of institutional assets in top 2 quintiles by Investworks

C CO. SHOULD BE VALUED AT LEAST AS HIGH BECAUSE:

- Fixed-income AUM growth driven by increase in market share in the slow-growing defined benefit market

- Largest equity affiliate (Oppenheimer Capital -- $56 billion) has historically poor performance



  TRANSACTION MULTIPLES:
  FIRM VALUE /
     EBITDA:             15.2X
     REVENUES:            4.9X
     AUM:                 1.3%


  IMPLIED C CO.
     VALUATION RANGE:
        $382-446MM

                                                                  PROJECT SPIRIT

VALUATION CONSIDERATIONS


PRECEDENT TRANSACTION ANALYSIS

WACHOVIA ACQUISITION OF OFFITBANK (5/13/99)

COMPARABLE TO C CO.:

-     Medium-sized ($10.8 billion AUM) fixed income manager

-     Focused on separate account management with focused niche

- Large average account size (95% of assets for accounts $5 million or greater)


C CO. SHOULD BE VALUED AT LEAST AS HIGH BECAUSE:

-     Arguably faces more competition within market niche than C Co.


  TRANSACTION MULTIPLES:
  FIRM VALUE/
     EBITDA:            21.1X
     REVENUES:           4.6X
     AUM:                1.9%


  IMPLIED C CO.
     VALUATION RANGE:
       $419-633MM



WEST LB ACQUISITION OF CRITERION CAPITAL (4/27/99)


C CO. SHOULD BE VALUED AT LEAST AS HIGH BECAUSE:

- No AUM growth since acquisition




  TRANSACTION
     MULTIPLES*:
  FIRM VALUE/
     EBITDA:         N/A
     REVENUES:       2.0X
     AUM:            0.6%


  IMPLIED C CO.
     VALUATION RANGE:
              $181-200MM

* Based on Nicholas-Applegate acquisition of Criterion in 1995

                                                                  PROJECT SPIRIT

VALUATION CONSIDERATIONS



PRECEDENT TRANSACTION ANALYSIS

PHOENIX ACQUISITION OF GMG/SENECA (2/27/97)

COMPARABLE TO C CO.:

-     Fixed income orientation

-     Primarily separate account management

-     Manage assets for insurance parent's (PHL) general account


C CO. SHOULD BE VALUED AT LEAST AS HIGH BECAUSE:

-     Small size ($4 billion at acquisition)

  TRANSACTION MULTIPLES:
  FIRM VALUE/
     EBITDA:       11.0X
     REVENUES:      3.4X
     AUM:            1.4%


  IMPLIED C CO.
     VALUATION RANGE:
              $276-466MM


LINCOLN NATIONAL ACQUISITION OF VOYAGEUR (1/16/97)


COMPARABLE TO C CO.:

-     Fixed Income orientation (98% of $2.6 billion)


C CO. SHOULD BE VALUED AT LEAST AS HIGH BECAUSE:

-     Small size: only $2.6 billion AUM

-     Muni focus: $1.9 billion (73%) in muni funds, an out-of-favor sector

-     AUM divided across 30 funds, very few actually profitable

  TRANSACTION MULTIPLES:
  FIRM VALUE/
     EBITDA:         8.8X
     REVENUES:       3.6X
     AUM:            2.5%


  IMPLIED C CO.
     VALUATION RANGE:
              $221-833MM

                                                                  PROJECT SPIRIT

VALUATION CONSIDERATIONS



PRECEDENT TRANSACTION ANALYSIS

JOHN NUVEEN ACQUISITION OF FLAGSHIP (7/16/96)

COMPARABLE TO C CO.:

-     Fixed Income orientation (90% of $4.5 billion)


C CO. SHOULD BE VALUED AT LEAST AS HIGH BECAUSE:

- Small size -- Flagship AUM totaled only $4.5 billion, $4.0 billion of which was tax-exempt fixed income MFs, an out-of-favor sector

- Despite Flagship's reputation, only a small HNW presence (approximately $0.25 billion under management) at the time of the acquisition:

      - Only 4% of its $19.3 million of 1995 total revenue, as a result of its low fees charged (37 bps of average AUM for HNW clients)

- Overall management fees charged were quite low compared to industry averages:

      -     Fixed-income portfolio management fees: 19.7 bps

-     Experienced negative net flows before acquisition (-$36 million in 1995)


  TRANSACTION MULTIPLES:
  FIRM VALUE/
     EBITDA:         8.1X
     REVENUES:       3.3X
     AUM:            1.6%


  IMPLIED C CO.
     VALUATION RANGE:
              $203-533MM

                                                                  PROJECT SPIRIT


VALUATION CONSIDERATIONS


PRECEDENT TRANSACTION ANALYSIS

MORGAN STANLEY ACQUISITION OF VKAC (6/24/96)

COMPARABLE TO C CO.:

- Van Kampen historically known a retail fixed-income manager
  - VKAC had 73% fixed-income (37% tax exempt. 36% taxable)
- Comparable size ($55.1 billion AUM, or $42.4 billion, excluding Unit Investment Trusts)


  TRANSACTION MULTIPLES:

  FIRM VALUE/

     EBITDA:        10.0X
     REVENUES:       3.8X
     AUM:            2.5%

  IMPLIED C CO.
     VALUATION RANGE:
              $251-833MM


C CO. SHOULD BE VALUED AT LEAST AS HIGH BECAUSE:

- Poor performance: 43% of VKAC's AUM in funds rated 2 stars by Morningstar, and 34% in funds rated 3 stars

- 59% of VKAC's AUM were broker-sold mutual funds; while providing higher management fees, also exposed it to swings in assets if performance issues arose
- 23% were unit investment trusts, which are low fee maintenance assets

                                                                  PROJECT SPIRIT

VALUATION CONSIDERATIONS


PRECEDENT TRANSACTION ANALYSIS


NEW ENGLAND ACQUISITION OF VNSM (4/15/96)


COMPARABLE TO C CO.:

- Primarily fixed income ($1.08 billion of total - 68%)


C CO. SHOULD BE VALUED AT LEAST AS HIGH BECAUSE:

- Small AUM ($1.58 billion)

- Despite more favorable asset mix, low fees for client base
  - Fees range from 30-50 bps (disclosed clients average 37.5 bps)


  TRANSACTION MULTIPLES:
  FIRM VALUE/

     EBITDA:        N/A
     REVENUES:       3.2X
     AUM:            1.3%

  IMPLIED C CO.
     VALUATION RANGE:
             $291-433MM

                                                                  PROJECT SPIRIT

VALUATION CONSIDERATIONS




DISCOUNTED CASH FLOW ANALYSIS

- COMPANY PROJECTIONS ARE VERY CONSERVATIVE
  - C Co. presented modest projections to M Co. at the time of the merger
  - Ample capacity to expand business with existing infrastructure

- DISCOUNT RATE OF 12% IS HIGH
  - C Co. has no leverage, which makes betas of many comparables too high
  - C Co.'s investment style is less volatile than equity products of higher beta firms
  - Multiple business segments diversify C Co. revenue stream, less dependent on pure asset management

- TERMINAL MULTIPLE OF 9.0x IS LOW
  - Selected comparables currently trading at 9.4x operating cash flow (net income plus depreciation and amortization), which does not incorporate any control premium
  - Universe of public asset managers currently trading at 12.2x operating cash flow

                                                                  PROJECT SPIRIT

APPENDIX

                                                                  PROJECT SPIRIT


A.  PROJECTED FINANCIAL STATEMENTS

HISTORICAL AUM AND REVENUE BREAKDOWN                              Project Spirit

AFFILIATED VS. UNAFFILIATED BUSINESSES

($ in millions)

                                                                         As of December 31,
                                                       --------------------------------------------------------
                                                       1996            1997             1998             1999           CAGR (a)
                                                       ----            ----             ----             ----           -------
Affiliated Assets Under Management                   $10,600          $14,200         $ 17,200          $11,600         3.1%
Unaffiliated Assets Under Management                  10,100           11,800           12,400           21,700        29.0
---------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS UNDER MANAGEMENT                       $20,700          $26,000         $ 29,600          $33,300        17.2%
---------------------------------------------------------------------------------------------------------------------------

Affiliated Revenues                                    $14.3          $  17.2            $20.3              N/A         N/A
Unaffiliated Revenues                                   38.3             47.8             59.3              N/A         N/A
Other Revenues                                           1.1              1.6              2.6              N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
 TOTAL REVENUES                                        $53.7          $  66.6            $82.2            $90.9        19.2%
---------------------------------------------------------------------------------------------------------------------------

Affiliated Pre-Tax Income                               $5.7          $   8.3            $13.2              N/A         N/A
Unaffiliated Pre-Tax Income                              5.4              6.9              9.5              N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
 TOTAL PRE-TAX INCOME                                  $11.1          $  15.1            $22.7            $22.2        26.2%
---------------------------------------------------------------------------------------------------------------------------
Affiliated
   Pre-Tax Income/Revenues                              39.6%            48.0%            65.0%             N/A         N/A
   Pre-Tax Income/Average AUM                            1.5 bp           1.7 bp           2.1 bp           N/A         N/A
Unaffiliated
    Pre-Tax Income/Revenues                             14.1%            14.4%            16.1%             N/A         N/A
    Pre-Tax Income/Average AUM                           1.4 bp           1.6 bp           2.0 bp           N/A         N/A


(a) Represents a CAGR from 1996-1999.

                                                                  PROJECT SPIRIT

PROJECTED INCOME STATEMENT - COMBINED OPERATIONS

($ in millions)



                                                         Historical                             Management
                                              -------------------------------         -----------------------------
                                              1997         1998          1999         2000         2001        2002
                                              ----         ----          ----         ----         ----        ----
 REVENUES
     Asset Mgmt. and Related Fees             $33.4        $40.3        $39.8        $42.4        $46.6       $51.3
     Mortgage Loans                            16.1         22.4         25.6         23.7         26.7        29.8
     Research Service                          15.5         16.9         14.8         16.9         18.6        20.5
     Other Income                               1.6          2.6         10.7         18.7         20.0        21.6
                                              -----        -----        -----       ------       ------      ------
TOTAL REVENUES                                $66.6        $82.2        $90.9       $101.7       $111.9      $123.1


 EXPENSES
     Employee Compensation and Benefits        33.6         38.2         43.0         48.0          51.4       55.0
     Amortization of Goodwill                   3.0          2.6          2.6          2.7           2.9        3.1
     Other Expenses (a)                        14.6         18.4         22.8         25.8          27.6       29.5
                                              -----        -----        -----       ------       ------      ------
TOTAL EXPENSES                                $51.2        $59.2        $68.4        $76.5         $81.8      $87.6
OPERATING INCOME                              $15.4        $23.0        $22.5        $25.2         $30.1      $35.5
Operating Margin                               23.2%        28.0%        24.7%        24.8%         26.9%      28.9%

Interest Expense                                0.3          0.3          0.2          0.2           0.2        0.1
                                              -----        -----        -----       ------       ------      ------
PRE-TAX INCOME                                $15.1        $22.7        $22.2        $25.0         $29.9      $35.4
Taxes                                           6.2          9.6          8.9         10.2          12.3       14.5
                                              -----        -----        -----       ------       ------      ------
NET INCOME                                    $ 8.9        $13.1        $13.3        $14.8         $17.6      $20.9
                                              =====        =====        =====        =====         =====      =====

Diluted EPS (b)                               $0.80        $0.93        $0.95        $1.06         $1.26      $1.49

Employee Comp./Total Revenues                  50.5%        46.5%        47.3%        47.2%         45.9%      44.7%
Tax Rate                                       41.1         42.4         40.2         40.9          41.0       41.0
Assets Under Management                     $26,000      $29,600      $33,300      $38,335       $42,169    $46,385
Total Revenues as a % of Average AUM           0.26%        0.28%        0.29%        0.28%         0.28%      0.28%



                                                      Projected
                                                  ------------------          CAGR
                                                  2003          2004          00-04
                                                  ----          ----          -----
  REVENUES
     Asset Mgmt. and Related Fees                $56.4         $62.0          10.0%
     Mortgage Loans                               31.9          34.0           9.4
     Research Service                             22.5          24.8          10.0
     Other Income                                 24.6          28.2          10.8
                                                ------        ------          ----
TOTAL REVENUES                                  $135.4        $149.0          10.0%


 EXPENSES
     Employee Compensation and Benefits           60.5          66.5           8.5%
     Amortization of Goodwill                      3.3           3.5           6.3
     Other Expenses (a)                           29.9          30.3           4.1
                                                ------        ------          ----
TOTAL EXPENSES                                   $93.7        $100.3           7.0%
OPERATING INCOME                                 $41.7        $ 48.7          17.9%
Operating Margin                                  30.8%         32.7%          7.2

Interest Expense                                   0.1           0.1         (30.2)
                                                ------        ------          ----
PRE-TAX INCOME                                   $41.6        $ 48.6          18.1%
Taxes                                             17.1          19.9          18.2
                                                ------        ------          ----
NET INCOME                                       $24.6        $ 28.7          18.1%
                                                 =====        ======          ====

Diluted EPS (b)                                  $1.75        $ 2.05          18.1%

Employee Comp./Total Revenues                     44.7%         44.7%          ---
TAX RATE                                          41.0          41.0           ---
Assets Under Management                        $51,024       $56,126          10.0%
Total Revenues as a % of Average AUM              0.28%         0.28%          ---



N.B. Based on management projections for 2000-2002. Salomon Smith Barney projections for 2003-2004.

(a) Includes occupancy and equipment costs, marketing and production costs and professional services.
(b)  Based on 13.97 million diluted shares outstanding.

                                                                  PROJECT SPIRIT

PROJECTED INCOME STATEMENT - AFFILIATED OPERATIONS

($in millions)


                                                             Pro Forma                                 Management
                                                 ----------------------------------        ---------------------------------
                                                 1997         1998         1999 (a)        2000           2001        2002
                                                 ----         ----         --------        ----           ----        ----
REVENUES
     Asset Mgmt. and Related Fees          $     11.4    $     14.5    $     16.3    $     15.1    $     16.6     $     18.3
     Mortgage Loans                               0.0           0.0           0.0           0.0           0.0            0.0
     Research Service                             0.0           0.5           0.0           0.0           0.0            0.0
     Other Income                                 0.7           1.0           0.0           0.0           0.0            0.0
                                           ----------    ----------    ----------    ----------    ----------     ----------
TOTAL REVENUES                             $     12.1    $     16.1    $     16.3    $     15.1    $     16.6     $     18.3
EXPENSES
     Employee Compensation and Benefits    $      4.8    $      6.4    $      6.5    $      6.0    $      6.7     $      7.3
     Amortization of Goodwill (b)                 1.8           1.6           0.9           0.0           0.0            0.0
     Other Expenses (c)                           2.7           3.8           4.8           5.1           5.2            5.4
                                           ----------    ----------    ----------    ----------    ----------     ----------
TOTAL EXPENSES                             $      9.3    $     11.8    $     12.2    $     11.1    $     11.9     $     12.7
OPERATING INCOME                           $      2.8    $      4.3    $      4.1    $      4.0    $      4.7     $      5.6
Operating Margin                                 23.1 %        26.5 %        25.2 %        26.2 %        28.4 %       30.4 %
Interest Expense (b)                              0.2           0.2           0.1           0.0           0.0            0.0
                                           ----------    ----------    ----------    ----------    ----------     ----------
PRE-TAX INCOME                             $      2.6    $      4.1    $      4.0    $      4.0    $      4.7     $      5.6
Taxes                                             1.1           1.7           1.6           1.6           1.9            2.3
                                           ----------    ----------    ----------    ----------    ----------     ----------
NET INCOME                                 $      1.5    $      2.4    $      2.4    $      2.3    $      2.8     $      3.3
                                           ==========    ==========    ==========    ==========    ==========     ==========
Diluted EPS (d)                            $     0.14    $     0.17    $     0.17    $     0.17    $     0.20     $     0.23

Employee Comp./Total Revenues                    40.0 %        40.0 %        40.0 %        40.0 %        40.0 %         40.0 %
Tax Rate                                         41.1          42.3          40.7          40.9          41.0           41.0
Assets Under Management                    $   14,200    $   17,200    $   11,600    $   12,357    $   13,011     $   13,714
Total Revenues as a % of Average AUM             0.09 %        0.09 %        0.11 %        0.13 %       0.14 %          0.15 %



                                                    Projected            CAGR
                                             ------------------------    -----
                                                2003          2004       00-04
REVENUES
     Asset Mgmt. and Related Fees            $     20.1    $     22.1    10.1 %
     Mortgage Loans                                 0.0           0.0     NA
     Research Service                               0.0           0.0     NA
     Other Income                                   0.0           0.0     NA
                                             ----------    ----------    ----
TOTAL REVENUES                               $     20.1    $     22.1    10.1 %
EXPENSES
     Employee Compensation and Benefits      $      8.1    $      8.9    10.1 %
     Amortization of Goodwill (b)                   0.0           0.0     NA
     Other Expenses (c)                             5.6           5.7     3.0
                                             ----------    ----------    ----
TOTAL EXPENSES                               $     13.6    $     14.6    7.0 %
     Operating Income                        $      6.5    $      7.6    17.6 %
OPERATING MARGIN                                 32.3 %        34.1 %     6.8
Interest Expense (b)                                0.0           0.0      NA
                                             ----------    ----------    ----
PRE-TAX INCOME                               $      6.5    $      7.6    17.6 %
Taxes                                               2.7           3.1    17.7
                                             ----------    ----------    ----
NET INCOME                                   $      3.8    $      4.5    17.5 %
                                             ==========    ==========    ====
Diluted EPS (d)                              $     0.27    $     0.32    17.5 %

Employee Comp./Total Revenues                      40.0 %        40.0 %    --
Tax Rate                                           41.0          41.0      --
Assets Under Management                      $   14,469    $   15,281     5.5 %
Total Revenues as a % of Average AUM               0.17 %        0.18 %    --

N.B. Based on management assumptions.

(a)      Annualized for the nine months ended September 30, 1999.
(b) Affiliated businesses assumed to have 0% of annual goodwill amortization and interest expense beginning in 2000.
(c) Includes occupancy and equipment costs, marketing and production costs and professional services.
(d)      Based on 13.97 million diluted shares outstanding.

                                                                  PROJECT SPIRIT

PROJECTED INCOME STATEMENT - UNAFFILIATED OPERATIONS

($ in millions)



                                                        PRO FORMA               MGMT.                     PROJECTED
                                               --------------------------       ----        -------------------------------------
                                               1997       1998       1999       2000        2001       2002       2003       2004
                                               ----       ----       ----       ----        ----       ----       ----       ----
REVENUES
     Asset Mgmt. and Related Fees            $  22.0      $25.8      $23.4      $27.3       $30.0      $33.0      $36.3      $39.9
     Mortgage Loans                              0.0        0.0        0.0        0.0         0.0        0.0        0.0        0.0
     Research Service                           15.5       16.4       14.8       16.9        18.6       20.5       22.5       24.8
     Other Income                                1.0        1.5       10.7       18.7        20.0       21.6       24.6       28.2
                                             -------      -----      -----      -----       -----      -----      -----      -----

TOTAL REVENUES                               $  38.4      $43.7      $48.9      $62.9       $68.6      $75.0      $83.4      $92.8
EXPENSES
     Employee Compensation and Benefits      $  20.6      $21.8      $24.3      $32.4       $33.9      $35.6      $39.5      $43.9
     Amortization of Goodwill (a)                0.5        0.4        0.6        1.6         1.8        2.0        2.2        2.4
     Other Expenses (b)                          8.3        9.8       11.9       15.5        17.0       18.6       18.8       18.8
                                             -------      -----      -----      -----       -----      -----      -----      -----
TOTAL EXPENSES                               $  29.4      $31.9      $36.9      $49.6       $52.8      $56.3      $60.5      $65.1
OPERATING INCOME                             $   9.0      $11.8      $12.1      $13.3       $15.8      $18.7      $22.9      $27.8
Operating Margin                                23.5 %     27.0 %     24.7 %     21.2 %      23.1 %     25.0 %     27.5 %     29.9 %
Interest Expense (a)                             0.1        0.1        0.1        0.2         0.2        0.1        0.1        0.1
                                             -------      -----      -----      -----       -----      -----      -----      -----
PRE-TAX INCOME                               $   8.9      $11.7      $12.0      $13.1       $15.6      $18.6      $22.8      $27.7
Taxes                                            3.7        5.0        4.8        5.4         6.4        7.6        9.4       11.4
                                             -------      -----      -----      -----       -----      -----      -----      -----
NET INCOME                                   $   5.3       $6.7       $7.2       $7.8        $9.2      $11.0      $13.5      $16.3
                                             =======       ====       ====       ====        ====      =====      =====      =====
Diluted EPS (c)                              $  0.47      $0.48      $0.51      $0.55       $0.66      $0.78      $0.96      $1.17

Employee Comp./Total Revenues                   53.6 %     49.8 %     49.6 %     51.5 %      49.5 %     47.5 %     47.4 %     47.3 %
Tax Rate                                        41.1       42.4       40.1       40.9        41.0       41.0       41.0       41.0
Assets Under Management                      $11,800    $12,400    $21,700    $25,978     $29,157    $32,672    $36,555    $40,846
Total Revenues as a % of Average AUM            0.33 %     0.35 %     0.29 %     0.26 %      0.25 %     0.24 %     0.24 %     0.24 %


                                               CAGR
                                               ----
                                               00-04
                                               -----
REVENUES
Asset Mgmt. and Related Fees                    10.0 %
     Mortgage Loans                              NA
     Research Service                           10.0
     Other Income                               10.8
                                               -----
TOTAL REVENUES                                  10.2 %
EXPENSES
     Employee Compensation and Benefits          7.9 %
     Amortization of Goodwill (a)               10.0
     Other Expenses (b)                          4.9
                                               -----
TOTAL EXPENSES                                   7.1 %
OPERATING INCOME                                20.1 %
Operating Margin                                 9.0
Interest Expense (a)                           (30.2)
                                               -----
PRE-TAX INCOME                                  20.5 %
Taxes                                           20.6
                                               -----
NET INCOME                                      20.5 %
                                               =====
Diluted EPS (c)                                 20.5 %

Employee Comp./Total Revenues                     --
Tax Rate                                          --
Assets Under Management                         12.0 %
Total Revenues as a % of Average AUM              --

(a) Unaffiliated businesses assumed to have 100% of interest expense beginning in 2000, as well as all goodwill amortization not directly assignable to the mortgage operations.

(b) Includes occupancy and equipment costs, marketing and production costs and professional services.

(c)      Based on 13.97 million diluted shares outstanding.

                                                                  PROJECT SPIRIT

PROJECTED INCOME STATEMENT - MORTGAGE OPERATIONS

($ in millions)



                                                               Pro Forma                     Mgmt.       Projected
                                                    ----------------------------------       -----       ---------
                                                      1997            1998        1999        2000         2001
                                                      ----            ----        ----        ----         ----
MORTGAGE REVENUES
     Origination Revenues                           $   6.8          $  9.7      $ 10.7      $  10.0      $  11.0
        Servicing Revenues                              7.3             8.5        10.8         11.5         13.2
Other Revenues                                          2.1             4.2         4.2          2.2          2.5
                                                    -------          ------      ------      -------      -------
TOTAL MORTGAGE REVENUES                             $  16.1          $ 22.4      $ 25.6      $  23.7      $  26.7
EXPENSES
     Employee Compensation and Benefits (a)         $   8.2          $ 10.0      $ 12.2      $   9.6      $  10.8
     Amortization of Goodwill (a)                       0.7             0.7         1.1          1.1          1.1
     Other Expenses (a)                                 3.6             4.8         6.1          5.1          5.3
                                                    -------          ------      ------      -------      -------
TOTAL EXPENSES                                      $  12.5          $ 15.5      $ 19.4      $  15.8      $  17.2
OPERATING INCOME                                    $   3.6          $  7.0      $  6.2      $   7.9      $   9.5
Operating Margin (b)                                   22.4 %          31.0 %      24.4 %       33.4 %       35.7%
Interest Expense                                        0.0             0.0         0.0          0.0          0.0
                                                    -------          ------      ------      -------      -------
PRE-TAX INCOME                                      $   3.6          $  7.0      $  6.2      $   7.9      $   9.5
Taxes (a)                                               1.5             2.9         2.5          3.2          3.9
                                                    -------          ------      ------      -------      -------
NET INCOME                                          $   2.1          $  4.0      $  3.7      $   4.7      $   5.6
                                                    =======          ======      ======      =======      =======
Diluted EPS (c)                                     $  0.19          $ 0.29      $ 0.27      $  0.33      $  0.40

Origination Revenues/Originations                       1.00 %         1.00 %      1.19 %       1.00 %       1.00%
Servicing Portfolio Revenues/Servicing Portfolio        0.25           0.25        0.25         0.25         0.25
Other Revenues/Originations                             0.06           0.10        0.08         0.04         0.04
Tax Rate                                                41.1           42.4        40.2         40.9         41.0
Originations (d)                                    $    680         $  970      $  900      $ 1,000      $ 1,100
Servicing Portfolio (d)                                2,900          3,400       4,300        4,600        5,260


                                                            Projected                     CAGR
                                                    ---------------------------------     ----
                                                        2002       2003        2004       00-04
                                                        ----       ----        ----       -----
MORTGAGE REVENUES
     Origination Revenues                           $   12.0     $  12.0      $  12.0     4.7 %
     Servicing Revenues                                 15.0        16.8         18.6    12.7
Other Revenues                                           2.9         3.1          3.4    11.4
                                                    --------     -------      -------     ---
TOTAL MORTGAGE REVENUES                             $   29.8     $  31.9      $  34.0     9.4 %
EXPENSES
     Employee Compensation and Benefits (a)         $   12.0     $  12.9      $  13.7     9.4 %
     Amortization of Goodwill (a)                        1.1         1.1          1.1     0.0 %
     Other Expenses (a)                                  5.4         5.6          5.8     3.0
                                                    --------     -------      -------     ---
TOTAL EXPENSES                                      $   18.6     $  19.6      $  20.6     6.8 %
OPERATING INCOME                                    $   11.2     $  12.3      $  13.4    14.0 %
Operating Margin (b)                                    37.7 %      38.6 %       39.4 %   --
Interest Expense                                         0.0         0.0          0.0     NA
                                                    --------     -------      -------     ---
PRE-TAX INCOME                                      $   11.2     $  12.3      $  13.4    14.0 %
Taxes (a)                                                4.6         5.0          5.5    14.1
NET INCOME                                          $    6.6     $   7.3      $   7.9    14.0 %
                                                    ========     =======      =======     ===
Diluted EPS (c)                                     $   0.47     $   0.52     $  0.56    14.0 %

Origination Revenues/Originations                       1.00 %      1.00 %       1.00 %    --
Servicing Portfolio Revenues/Servicing Portfolio        0.25        0.25         0.25      --
Other Revenues/Originations                             0.04        0.04         0.04      --
Tax Rate                                                41.0        41.0         41.0      --
Originations (d)                                    $  1,200     $ 1,200      $ 1,200     4.7 %
Servicing Portfolio (d)                                5,980       6,700        7,420    12.7 %


N.B. Based on management projections for 2000. Salomon Smith Barney projections for 2001-2004.

(a) Expenses and taxes are allocated on a pro-rata basis based on the total expenses.
(b)      Operating margin is based on 2000 Company projections.
(c)      Based on 13.97 million diluted shares outstanding.
(d)      Based on management estimates.

                                                                  PROJECT SPIRIT

DISCOUNT CASH FLOW - AFFILIATED OPERATIONS

($ in millions)

Discount Rate             12.0 %
Terminal Value Multiple    9.0

                                                                   Management                         Projected         CAGR
                                              --------------------------------------------       -------------------    ----
                                              1999 (a)        2000           2001     2002       2003           2004   00-04
                                              --------        ----           ----     ----       ----           ----   -----
Net Income                                    $2.4            $2.3           $2.8     $3.3      $3.8           $ 4.5    17.5 %
Plus Amortization (b)                          0.9             0.0            0.0      0.0       0.0             0.0      NA
Less: Working Capital Needs                    0.3             0.3            0.4      0.4       0.5             0.6    17.5
                                               ---             ---            ---      ---       ---             ---    ----
Interim Cash Flows                            $3.0            $2.0           $2.4     $2.9      $3.3           $ 3.9    17.5 %
Terminal Value (c)                             0.0             0.0            0.0      0.0       0.0            41.1      NA
                                               ---             ---            ---      ---       ---            ----      --
Total Cash Flows                              $3.0            $2.0           $2.4     $2.9      $3.3           $45.0      NA
                                              ====            ====           ====     ====      ====           =====      ==


NET PRESENT VALUE (AT 1/1/00)                $33.5
PER SHARE (d) :                               2.40


                                             MULTIPLE OF 2005 EARNINGS (b)
                              7.0 x          8.0 x          9.0 x          10.0 x         11.0 x
                              -----          -----          -----          ------         ------
                   10.0 %     $2.19          $2.39          $2.59          $2.80          $3.00
Discount           12.0       2.02           2.21           2.40           2.58           2.77
    Rate           14.0       1.88           2.05           2.22           2.39           2.56
                   16.0       1.74           1.90           2.05           2.21           2.36


(a)      Annualized for the nine months ended September 30, 1999.
(b) Affiliated businesses assumed to have 0% of annual goodwill amortization and interest expense beginning in 2000.
(c) Terminal value multiple of 2005 net income assumed to be 17.5% higher than 2004.
(d)      Assumes 13.97 million diluted shares outstanding.

                                                                  PROJECT SPIRIT

DISCOUNTED CASH FLOW - UNAFFILIATED OPERATIONS

($ in millions)

Discount Rate                        12.0 %
Terminal Value Multiple               9.0 x

                                        MANAGEMENT                   PROJECTED
                                     ---------------     -------------------------------
                                                                                              CAGR
                                                                                              ----
                                     1999       2000     2001     2002    2003      2004      00-04
                                     ----       ----     ----     ----    ----      ----      -----
Net Income                           $7.2       $7.8     $9.2     $11.0   $13.5    $ 16.3     20.5 %
Plus Amortization                     0.6        1.6      1.8       2.0     2.2       2.4     10.0
Less: Working Capital Needs           1.3        1.3      1.6       1.9     2.3       2.7     20.5
                                     ----       ----     ----     -----   -----    ------     ----
Interim Cash Flows                   $6.5       $8.1     $9.5     $11.1   $13.4    $ 16.0     18.6 %
Terminal Value (a)                    0.0        0.0      0.0       0.0     0.0     171.0      NA
                                     ----       ----     ----     -----   -----    ------     ----
Total Cash Flows                     $6.5       $8.1     $9.5     $11.1   $13.4    $187.0      NA
                                     ====       ====     ====     =====   =====    ======     ====

Net Present Value (at 1/1/00):     $137.2
Per Share (b):                       9.82


                                                MULTIPLE OF 2005 EARNINGS (b)
                                                -----------------------------
                                 7.0 x          8.0 x          9.0 x           10.0 x          11.0 x
                                 -----          -----          -----           ------          ------
                    10.0 %       $8.96          $9.80          $10.65          $11.49          $12.33
DISCOUNT            12.0         8.28           9.05           9.82            10.59           11.37
RATE                14.0         7.67           8.38           9.08            9.79            10.49
                    16.0         7.12           7.76           8.41            9.06            9.71

(a) Terminal value multiple of 2005 net income assumed to be 18.6% higher than 2004.

(b)      Assumes 13.97 diluted shares outstanding.

                                                                  PROJECT SPIRIT

DISCOUNTED CASH FLOW - MORTGAGE OPERATIONS

($in millions)

Discount Rate                               12.0 %
Terminal Value Multiple                     9.0 x

                                                   Management                              Projected
                                               -------------------                ----------------------------
                                                                                                                        CAGR
                                                                                                                        ----
                                               1999           2000      2001      2002           2003     2004          00-04
                                               ----           ----      ----      ----           ----     ----          -----
Net Income                                     $3.7           $4.7      $5.6      $6.6           $7.3     $7.9           14.0 %
Plus Amortization                               1.1            1.1       1.1       1.1            1.1      1.1            0.0
Less: Working Capital Needs                     0.4            0.4       0.5       0.5            0.6      0.7           14.0
                                                ---            ---       ---       ---            ---      ---           ----
Interim Cash Flows                             $4.4           $5.4      $6.3      $7.2           $7.8     $8.3           11.5 %
Terminal Value (a)                              0.0            0.0       0.0       0.0            0.0     83.9            NA
                                                ---            ---       ---       ---            ---     ----           ----
Total Cash Flows                               $4.4           $5.4      $6.3      $7.2           $7.8    $92.3            NA
                                               ====           ====      ====      ====           ====    =====           ===

Net Present Value (at 1/1/00)                 $72.2
Per Share (b):                                 5.17

                                             MULTIPLE OF 2005 EARNINGS (b)
                               7.0 x         8.0 x           9.0 x          10.0 x          11.0 x
                               -----         -----           -----          ------          ------
                   10.0 %      $4.76         $5.17           $5.59          $6.00           $6.42
Discount           12.0        4.41          4.79            5.17           5.55            5.93
    Rate           14.0        4.10          4.44            4.79           5.14            5.48
                   16.0        3.81          4.13            4.45           4.76            5.08

N.B. Based on management projections for 1999-2000. Salomon Smith Barney projections for 2001-2004.

(a) Terminal value multiple of 2005 net income assumed to be 11.5% higher than 2004.

(b)      Assumes 13.97 million diluted shares outstanding.

                                                                  PROJECT SPIRIT

B.  PUBLIC COMPARABLE ASSET MANAGEMENT COMPANIES

                                                                  PROJECT SPIRIT


PUBLIC MARKET VALUATION


FINANCIAL INFORMATION FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999 UNLESS OTHERWISE NOTED.
(Dollars in millions, except per share data)

                                                                                                Firm Value          Market Cap.
                                                                                 Firm Value   as a Multiple of:   as a Multiple of:
                                   Mkt.                 52 Week                   as % of      LTM       LTM     LTM     Calendar:
                                   Cap.   Price(d)   High     Low       AUM       AUM (e)      Rev.     EBITDA   Net.Inc. 99EE(f)
                                   ----   --------   ----     ---       ---       -------      ----     ------   -------- -------

C Co. (Whole Company)(a)         $  155   $11.06    $18.75   $ 6.75   $ 33,300     0.2%        0.9x       3.3x     11.6x   11.6x
C Co. (Unaffiliated
Operations)(a)                   $  155   $11.06    $18.75   $ 6.75   $ 21,700     0.4%        1.1x       4.1x     14.1x   14.1x
SELECTED C-CORPORATIONS
Franklin Resources, Inc.         $9,707   $38.50    $45.00   $27.13   $218,100     4.3%        4.0x      11.9x     20.6x   17.2x
AMVESCAP PLC                      7,275    56.94     63.50    36.00    291,600     2.9         7.3       16.0      30.3    24.4
T. Rowe Price Associates, Inc.    5,070    42.38     43.25    25.88    157,400     3.0         4.8       11.7      23.7    24.2
Waddell & Reed Financial Inc.     1,679    29.00     29.81    18.56     30,743     5.3         4.9       10.4      18.5    18.5
Federated Investors, Inc.         1,641    19.81     21.19    15.31    115,213     1.3         2.6        5.7      14.5    12.4
Eaton Vance Corporation (b)       1,489    41.50     45.00    18.69     40,900     3.5         4.0        6.4      16.0    14.4
U. S. Trust Corporation (c)       1,461    78.25     95.50    71.13     77,400     1.7         2.6        9.1      19.9    21.4
Neuberger Berman Inc.             1,260    25.19     32.25    23.63     51,456     2.4         1.7        3.9       7.2     9.1
BlackRock Inc.                    1,102    17.25     19.38    12.50    148,100     0.8         2.9       10.1      23.5    17.5
John Nuveen                       1,077    34.56     43.69    34.31     58,252     1.7         3.0        5.4       9.7    11.0
United Asset Management Corp.       986    16.81     24.38    16.50    193,600     0.9         2.0        5.8      15.8    16.0
Affiliated Managers Group, Inc.     771    35.69     40.88    22.00     69,900     1.4         3.0        9.7      20.9    20.3
Gabelli Asset Management Inc.       493    16.56     18.75    13.06     18,629     2.4         2.7        5.9      12.0    11.0
Phoenix Investment Partners         301     6.88     10.25     6.56     58,045     1.0         2.2        5.9      10.4    11.9

                                                             High     $291,600     5.3%        7.3x      16.0x     30.3x   24.4x
                                                             Median     73,650     2.1         3.0        7.8      17.2    16.6
                                                             Low        18,629     0.8         1.7        3.9       7.2     9.1

IMPLIED PRICE PER SHARE: (WHOLE COMPANY)

                                                             High           --    125.67    $ 47.65     $28.75    $28.80   $23.20
                                                             Median         --     49.07      19.25      13.97     16.41    15.82
                                                             Low            --     19.93      11.38       7.06      6.89     8.65
IMPLIED PRICE PER SHARE: (UNAFFILIATED OPERATIONS)
                                                             High           --    $81.89     $39.08     $22.97    $23.68   $19.07
                                                             Median         --     31.98      15.79      11.16     13.49    13.01
                                                             Low            --     12.99       9.33       5.64      5.66     7.11


                                                   IBES        IBES
                                                   99-00        L-T
                                    Calendar:     Growth      Growth
                                     00EE(f)        Rate        Rate
                                     -------        ----        ----
C Co. (Whole Company)(a)              10.5x        10.9%       18.0%
C Co. (Unaffiliated
Operations)(a)                        12.5x         NA          NA
SELECTED C-CORPORATIONS
Franklin Resources, Inc.              15.2x        13.6x       14.0x
AMVESCAP PLC                          20.4         19.3        19.0
T. Rowe Price Associates, Inc.        21.5         12.9        15.0
Waddell & Reed Financial Inc.         15.4         19.7        14.0
Federated Investors, Inc.             10.3         20.0        15.5
Eaton Vance Corporation (b)           12.0         20.4        20.0
U. S. Trust Corporation (c)            NA          14.0        17.5
Neuberger Berman Inc.                  8.2         11.6         NA
BlackRock Inc.                        14.6         20.1         NA
John Nuveen                            9.9         10.3        10.0
United Asset Management Corp.         14.6          9.5        10.5
Affiliated Managers Group, Inc.       15.3         33.3        22.5
Gabelli Asset Management Inc.          9.9         11.0        15.0
Phoenix Investment Partners            9.8         20.7        12.5


                  High                21.5x        33.3x       22.5x
                  Median              14.6         16.6        15.0
                  Low                  8.2          9.5        10.0

IMPLIED PRICE PER SHARE: (WHOLE COMPANY)

                  High               $22.64
                  Median              15.39
                  Low                  8.60


IMPLIED PRICE PER SHARE: (UNAFFILIATED OPERATIONS)

                   High              $19.06
                   Median             12.95
                   Low                 7.24

N.B. Financial data excludes all non-recurring and extraordinary items.

(a)      C Co. data for the twelve months ended December 31, 1999.
(b)      Eaton Vance data for the twelve months ended October 31, 1999.
(c) U.S. Trust's share price reflects the average of the twenty trading days before the announcement of the proposed acquisition by Charles Schwab.
(d)      Share prices as of 1/25/2000.
(e) Firm value represents market capitalization plus debt and minority interest less cash.
(f)      Earnings estimates from IBES as of 1/25/2000.

                                                                  PROJECT SPIRIT

OPERATING STATISTICS FOR PUBLIC MARKET COMPARABLES


OPERATING STATISTICS FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999 UNLESS OTHERWISE NOTED.

                                                        LTM Profitability Statistics
                                          ------------------------------------------------------
                                                        Comp.
                                          Adv./         Exp./    Margin (%):        As % of AUM:
                                          -----         -----    -----------        ------------
                                          Total         Total              Net      Total   Adv.
                                          -----         -----              ---      -----   ----
                                          Rev.          Rev.     EBITDA    Inc.     Rev.    Rev.
                                          ----          ----     ------    ----     ----    ----

C Co. (a)                                 81.8%         47.8%    27.6%     14.6%    0.3%    0.2%
SELECTED C-CORPORATIONS

Franklin Resources, Inc.                  57.8%         22.2%    33.9%     20.3%    1.1%    0.6%
AMVESCAP PLC                              98.9          na       32.7      10.0     0.6     0.6
T. Rowe Price Associates, Inc.            77.1          33.2     40.5      21.7     0.6     0.5
Waddell & Reed Financial Inc.             48.2          11.0     47.1      27.4     1.1     0.5
Federated Investors, Inc.                 95.1          26.0     43.8      19.7     0.5     0.5
Eaton Vance Corporation (b)               55.2          19.0     62.3      25.9     0.9     0.5
U. S. Trust Corporation                   77.7          48.7     27.7      14.3     0.7     0.5
Neuberger Berman Inc.                     64.6          38.9     44.5      24.2     1.4     0.9
John Nuveen                               87.4          28.0     50.7      27.7     0.6     0.5
BlackRock Inc.                            92.3          38.4     30.8      14.1     0.3     0.3
United Asset Management Corp.             100.0         50.3     31.7       7.0     0.5     0.5
Affiliated Managers Group, Inc.           98.9          36.0     47.2      11.7     0.5     0.4
Gabelli Asset Management Inc.             91.2          44.9     46.6      25.5     0.9     0.8
Phoenix Investment Partners               85.2          39.9     36.8       8.5     0.5     0.4

                    HIGH                 100.0%         50.3%    62.3%     27.7%    1.4%     0.9%
                    MEDIAN                86.3          36.0     42.2      20.0     0.6      0.5
                    LOW                   48.2          11.0     27.7       7.0     0.3      0.3


                                                      Assets Under Management
                                  ----------------------------------------------------------------
                                       Client Type          Asset Type               Region
                                  -------------------       ----------               ------
                                  Retail       Inst'l     Equity      FI           Dom.      Int'l
                                  ------       ------     ------      --           ----      -----

C Co. (a)                           --       100.0%       8.8%       91.2%       100.0%       --
SELECTED C-CORPORATIONS

Franklin Resources, Inc.          79.0%       21.0%      64.0%       36.0%        53.8%     46.2%
AMVESCAP PLC                      61.0        39.0       66.0        34.0         61.0      39.0
T. Rowe Price Associates, Inc.    64.0        36.0       75.0        25.0         77.8      22.2
Waddell & Reed Financial Inc.     88.8        11.2       73.5        26.5        100.0        --
Federated Investors, Inc.         88.0        12.0       15.0        85.0         98.0       2.0
Eaton Vance Corporation (b)       77.0        23.0       39.0        61.0        100.0        --
U. S. Trust Corporation           12.6        87.4       54.0        46.0         99.0       1.0
Neuberger Berman Inc.             37.0        63.0       76.0        24.0         99.6       0.4
John Nuveen                       66.7        33.3       25.1        74.9        100.0        --
BlackRock Inc.                    39.9        60.1       10.3        89.7         98.0       2.0
United Asset Management Corp.      4.0        96.0       87.0        13.0         86.0      14.0
Affiliated Managers Group, Inc.    7.0        93.0       67.0        33.0         64.0      36.0
Gabelli Asset Management Inc.     50.3        49.7       88.0        12.0        100.0        --
Phoenix Investment Partners       42.1        57.9       52.4        47.6         99.0       1.0

                    HIGH          88.8%       96.0%      88.0%       89.7%       100.0%     46.2%
                    MEDIAN        55.6        44.4       65.0        35.0         98.5       1.5
                    LOW            4.0        11.2       10.3        12.0         53.8        --
FN:

N.B. Financial data excludes all non-recurring and extraordinary items.

     (a) C Co. data for the twelve months ended December 31, 1999.

     (b) Eaton Vance data for the twelve months ended October 31, 1999.



                                                                  PROJECT SPIRIT

C.  PUBLIC COMPARABLE MORTGAGE COMPANIES

                                                                  PROJECT SPIRIT

MORTGAGE UNIT VALUATION ANALYSIS


FINANCIAL INFORMATION AS OF SEPTEMBER 30, 1999 UNLESS OTHERWISE NOTED. (Dollars in millions, except per share data)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    PRICE AS A MULTIPLE OF:(v)
                                                      PRICE          52 WEEK       ----------------------------       EPS GROWTH
                                           MARKET     AS OF       --------------     1999E    2000E      BOOK      ----------------
                                             CAP.   01/25/2000    HIGH      LOW    EARNINGS  EARNINGS   VALUE(d)   '99-'00   5 YEAR
-----------------------------------------------------------------------------------------------------------------------------------

C Co. (a)                                  $  155     $11.06     $18.75   $ 6.75      11.5x     9.7x      4.92x      18.2%   18.0%

MORTGAGE BANKS

Countrywide Credit Industries, Inc. (b)    $2,723     $24.06     $48.50   $24.00       7.2x     6.7x      0.94x       6.7%   14.0%
Irwin Financial Corporation                   383      17.69      25.88    16.63      12.4     11.1       2.41       11.7    15.6
Resource Bancshares Mortgage Group, Inc.       94       4.44      15.00     4.25       8.7      8.1       0.41        7.8    10.0

                                                                   HIGH               12.4X    11.1X      2.41X      11.7%   15.6%
                                                                   MEDIAN              8.7      8.1       0.94        7.8    14.0
                                                                   LOW                 7.2      6.7       0.41        6.7     10.0

                                                                   IMPLIED PRICE PER SHARE:

                                                                   HIGH               $3.27    $3.04     $5.42
                                                                   MEDIAN              2.30     2.21      2.12
                                                                   LOW                 1.89     1.84      0.93


(a) C Co. financial information as of December 30, 1999.
(b) CCR financial information as of November 30, 1999.
(c) CCR, IRWN and RBMG data based on IBES estimates as of January 25, 2000.
    C Co. data based on company projections.
(d) C Co.'s mortgage unit book value computed pro rata based on pre-tax income contribution.

                                                                  PROJECT SPIRIT


MORTGAGE MARKET VALUATION


($ in millions, except per share data)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                PRICE AS A MULTIPLE OF:
                                                  PRICE       52-WEEK RANGE      CURRENT AS   --------------------------
                                       MARKET     AS OF       --------------         A % OF     1999E    2000E      BOOK
NAME                                     CAP.   01/25/2000    HIGH      LOW      52-WK HIGH     EPS(b)   EPS(b)    VALUE
-------------------------------------------------------------------------------------------------------------------------


C Co. (a)                                $155     $11.06     $18.75   $ 6.75        59.0%       11.7x      9.9x     4.92x

RESIDENTIAL MORTGAGE REITS

Annaly Mortgage Management, Inc.         $112     $ 8.38     $11.56   $ 8.06        72.4%        6.2x      5.5x     0.99x
Apex Mortgage Capital                    $ 55       9.63      14.00     9.25        68.8         5.5       5.4      0.92
American Residential Investment Trust    $ 42       5.25       8.75     5.25        60.0         5.0        NA      0.41
Capstead Mortgage Corp.                  $245       4.31       6.19     3.69        69.7         7.1       6.4      0.40
Hanover Capital Mortgage Holdings        $ 20       3.50       6.00     3.13        58.3        17.5       4.4      0.41
Impac Mortgage Holdings, Inc.            $ 84       3.88       6.19     3.44        62.6         4.3       3.4      4.43
NovaStar Financial, Inc.                 $ 26       3.44       7.06     2.63        48.7        18.1       3.4      0.23
Thornburg Mortgage Asset Corp.           $192       8.94      11.38     7.56        78.6        10.0        NA      0.59



                                                                          HIGH      78.6%        18.1x     6.4x     4.4x
                                                                          MEDIAN    65.7          6.6      4.9      0.5
                                                                          LOW       48.7          4.3      3.4      0.2
                                                                   IMPLIED C CO. MORTGAGE BUSINESS VALUATION (PER SHARE)
                                                                          HIGH                  $4.79     $2.14    $9.60(c)
                                                                          MEDIAN                 1.76      1.63     1.08
                                                                          LOW                    1.13      1.13     0.50

-------------------------------------------------------------------

                                                      EPS GROWTH
                                            DIV.   ----------------
NAME                                     YIELD(c)  '99-'00   5-YEAR
-------------------------------------------------------------------


C Co. (a)                                   1.8%     18.2%     18.0%

RESIDENTIAL MORTGAGE REITS

Annaly Mortgage Management, Inc.            16.7%     12.6%     8.0%
Apex Mortgage Capital                       17.9       3.2      4.0
American Residential Investment Trust       19.4        NA      5.0
Capstead Mortgage Corp.                     11.1      10.7      5.0
Hanover Capital Mortgage Holdings           14.3     300.0       NA
Impac Mortgage Holdings, Inc.               13.4      26.4      6.0
NovaStar Financial, Inc.                     0.0     426.3       NA
Thornburg Mortgage Asset Corp.              10.3        NA      5.5



                                HIGH        19.4%    426.3%     8.0%
                                MEDIAN      13.9      19.5      5.3
                                LOW          0.0       3.2      4.0



(a) C Co. data for the twelve months ended December 31, 1999.
(b) Earnings estimates based on median IBES estimates as of January 25, 2000.
(c) Based on estimated dividends.
(d) C Co.'s mortgage operation book value computed pro rata based on pre-tax income contribution.

                                                                  PROJECT SPIRIT


MORTGAGE UNIT VALUATION ANALYSIS


($ in millions, except per share data)


                                                     Market      52-Week Range       Current as
                                         Market      Price       --------------      a % of
Name                                     Cap.      01/25/2000    High       Low      52-Wk High
----                                     ----      ----------    ----       ---      ----------
C Co. (a)                                $155        $11.06      $18.75     $6.75         59.0 %

RESIDENTIAL AND COMMERCIAL
  MORTGAGE REITS

Anthracite Capital, Inc.                 $144.1      $6.88       $7.88      $6.00         87.3 %
Dynex Capital, Inc.                      94.4        8.25        21.25      5.25          38.8
Indymac Mortgage Holdings, Inc.          929.0       12.13       17.44      9.88          69.5
LASER Mortgage Management, Inc.          56.7        3.81        5.63       3.13          67.8
Redwood Trust, Inc.                      117.4       13.38       17.88      11.25         74.8
Resource Asset Inv. Trust                64.5        10.44       13.44      9.94          77.7

                                                                            High          87.3%
                                                                            Median        72.2
                                                                            Low           38.8

($ in millions, except per share data)

                                          Price as a Multiple of:
                                         -------------------------                       EPS Growth
                                          1999E      2000E      Book       Div.        ---------------
Name                                      EPS   (b)  EPS   (b)  Value      Yield (c)    '99-'00  5-Year
----                                      -----      ----       -----      ---------    -------  ------
C Co. (a)                                  11.7x      9.9 x      4.92 x     1.8 %        18.2 %   18.0 %

RESIDENTIAL AND COMMERCIAL
  MORTGAGE REITS

Anthracite Capital, Inc.                   5.8 x      5.7 x      0.82 x     16.9 %       3.0 %    12.0 %
Dynex Capital, Inc.                        NA         21.7       0.22       0.0          NA       5.0
Indymac Mortgage Holdings, Inc.            8.3        9.3        1.08       19.8         (11.0)   13.5
LASER Mortgage Management, Inc.            5.5        NA         0.77       0.0          NA       8.0
Redwood Trust, Inc.                        26.8       7.0        0.53       7.5          280.0    N/A
Resource Asset Inv. Trust                  NA         NA         0.76       19.5         NA       N/A

                     High                  26.8x     21.7x       1.1x       19.8%       280.0%    13.5%
                     Median                 7.1       8.2        0.8        12.2          3.0     10.0
                     Low                    5.5       5.7        0.2         0.0        (11.0)     5.0



Implied C Co. Mortgage Business Valuation (per share)

                    High                  $7.08      $7.27     $2.35(d)
                    Median                 1.87       2.74      1.65
                    Low                    1.47       1.89      0.48



(a)   C Co. data for the twelve months ended December 31, 1999.

(b)   Earnings estimates based on median IBES estimates as of January 25, 2000.

(c)   Based on estimated dividends.

(d) C Co.'s mortgage operation book value computed pro rata based on pre-tax income contribution.

                                                                 PROJECT SPIRIT

D.    WEIGHTED AVERAGE COST OF CAPITAL AND TRADING HISTORY

                                                                  PROJECT SPIRIT


BETA CALCULATION


                                                                         Reported Betas
                                           ----------------------------------------------------------------------------------------
Selected Comparable C-Corporations         Bloomberg (a)    IDD (a)      S&P        Historical Barra     Projected Barra     Median
----------------------------------         -------------    -------      ---        ----------------     ---------------     ------
Federated Investors, Inc.                    0.80             N/A        0.91            1.29                  1.13           0.91

John Nuveen                                  0.60             0.57       0.45            0.37                  0.73           0.45

Eaton Vance Corporation                      0.97             0.87       0.61            0.57                  1.05           0.81

Gabelli Asset Management, Inc.               0.56             N/A        N/A             N/A                   1.05           0.56

Neuberger Berman                             1.03             N/A        N/A             N/A                   1.30           1.17

BlackRock, Inc.                              1.29             N/A        N/A             N/A                   1.16           1.23


High                                         1.29             0.87       0.91            1.29                  1.30           1.23
Median                                       0.89             0.72       0.61            0.57                  1.09           0.86
Low                                          0.56             0.57       0.45            0.37                  0.73           0.45
Median Discount Rate --
Selected Comparable C-Corporations (b)                                                                                       11.33%


Other Asset Management C-Corporations

Affiliated Managers Group, Inc.              1.35            1.23         N/A             2.57                 1.36           1.35

AMVESCAP PLC                                 1.34            1.16         N/A             1.21                 1.12           1.19

Franklin Resources, Inc.                     1.48            1.45         1.75            1.75                 1.24           1.48

Phoenix Investment Partners                  0.64            0.73         1.23            1.07                 1.00           0.73

T. Rowe Price Associates, Inc.               1.51            1.56         1.24            1.26                 1.22           1.26

United Asset Management Corp.                0.87            0.86         0.99            1.02                 1.05           0.87

Waddell & Reed Financial Inc.                0.98            N/A          N/A             1.64                 1.09           1.03


High                                         1.51            1.56         1.75            2.57                 1.36           1.48
Median                                       0.97            1.02         0.99            1.23                 1.09           1.03
Low                                          0.56            0.57         0.45            0.37                 0.73           0.45
Median Discount Rate --
All Asset Management C-Corporations (b)                                                                                      12.29%


(a) Based on adjusted Beta calculations for the two years ended January 25, 2000.

(b) Discount rate calculated using an equity risk premium of 5.5% and a 30-year risk free rate of 6.61% as of January 25, 2000. Equity risk premium based on Salomon Smith Barney Research.

                                                                  PROJECT SPIRIT


C CO. TRADING HISTORY


                                                                                  Cumulative
Time                       Volume                  Weighted                        Weighted
Period                   Traded (mm)             Average Price                 Average Price (a)
------                   -----------             -------------                 -----------------
12/16/1997                  2.1                      $14.75                        $14.75

12/17 - 12/31/97            1.4                      14.89                         14.81

1Q98                        2.1                      19.62                         16.57

2Q98                        1.2                      20.77                         17.33

3Q98                        1.5                      13.08                         16.56

4Q98                        1.7                      20.40                         17.22

1Q99                        1.1                      14.68                         16.98

2Q99                        1.5                      15.96                         16.86

3Q99                        3.7                      12.83                         15.95

4Q99                        4.2                      7.91                          14.31

1/3 - 1/25/00               0.8                      10.63                         14.17


C Co.'s cumulative weighted average price of $14.17 per share significantly exceeds the current closing price of $11.0625 on January 25th.


Source:  Bloomberg

(a) Cumulative weighted average price for the period beginning December 16, 1997, reflecting the volume of C Co. stock at each traded price.